[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $737,974,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                              LITTON LOAN SERVICING
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

MARCH 21, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                                   TERM SHEET
                                 MARCH 21, 2003

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC2

                           $737,974,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                        PAYMENT                            EXPECTED   STATED
                                          WAL (YRS)      WINDOW                             FINAL     FINAL      EXPECTED RATINGS
               APPROX                      (CALL/        (CALL/       PAYMENT   INTEREST   MATURITY  MATURITY    (FITCH / MOODY'S /
  CLASS         SIZE        COUPON       MATURITY )     MATURITY)      DELAY     ACCRUAL      (4)       (5)            S&P)
  -----     ------------  ------------  -----------   -------------   -------  ----------  --------  --------    ------------------
CLASS A-1   $300,000,000  LIBOR + [ ]   2.49 / 2.73    1-90 / 1-196     0      Actual/360   9/2010    2/2034        AAA/Aaa/AAA
                           (1), (2)
CLASS A-2   $313,083,000  LIBOR + [ ]   2.44 / 2.65    1-90 / 1-193     0      Actual/360   9/2010    2/2034        AAA/Aaa/AAA
                           (1), (2)
CLASS M-1    $54,878,000  LIBOR + [ ]   5.05 / 5.59   40-90 /40-170     0      Actual/360   9/2010    2/2034        AA/Aa2/AA+
                           (1), (3)
CLASS M-2    $39,737,000  LIBOR + [ ]   4.99 / 5.46   38-90 /38-151     0      Actual/360   9/2010    2/2034         A+/A2/A+
                           (1), (3)
CLASS B-1    $18,923,000  LIBOR + [ ]   4.97 / 5.30   37-90 /37-127     0      Actual/360   9/2010    2/2034      BBB+/Baa1/BBB+
                           (1), (3)
CLASS B-2    $11,353,000  LIBOR + 300   4.95 / 5.09   37-90 /37-108     0      Actual/360   9/2010    2/2034       BBB/Baa2/BBB
                          (1),(3), (7)
           ------------
TOTAL
OFFERED:   $737,974,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 and A-2 Certificates will increase to 2x their respective margins.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will increase to 1.5x their respective margins.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)    Assumes longest dated collateral plus one year

6)    Assumes 3/28/03 settlement date

7) The coupon for the Class B-2 Certificates will be as set forth above. The price will vary depending on the pricing discount margin.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                                                           212-449-3659              ssoltas@exchange.ml.com
Vince Mora                                                             212-449-1437              vmora@exchange.ml.com
Charles Sorrentino                                                     212-449-3659              csorrentino@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                                            212-449-0752              mwhalen@exchange.ml.com
Paul Park                                                              212-449-6380              ppark@exchange.ml.com
Ted Bouloukos                                                          212-449-5029              tbouloukos@exchange.ml.com
Alan Chan                                                              212-449-8140              alanchan@exchange.ml.com
Alice Chang                                                            212-449-1701              achang1@exchange.ml.com
Amanda DeZutter                                                        212-449-0425              adezutter@exchange.ml.com

ABS RESEARCH
Glenn Costello                                                         212-449-4457              gcostello@exchange.ml.com

MOODY'S
Joseph Grohotolski                                                     212-553-4619              joseph.grohotolski@moodys.com

FITCH
Gad Nahmias                                                            212-908-0633              gad.nahmias@fitchratings.com
Scott Seewald                                                          212-908-0838              scott.seewald@fitchratings.com

STANDARD & POOR'S
Leslie Albergo                                                         212-438-2381              leslie_albergo@sandp.com
Dan Tegen                                                              212-438-8432              dan_tegen@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

TITLE OF OFFERED CERTIFICATES      Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates Series
                                   2003-WMC2, consisting of:
                                   Class A-1 and Class A-2 Certificates  (collectively, the "Class A Certificates"),
                                   Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"),
                                   Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS                       Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation and
                                   J.P. Morgan Securities Inc.

DEPOSITOR                          Merrill Lynch Mortgage Investors, Inc.

SELLER                             Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                         WMC Mortgage Corp.

SERVICER                           Litton Loan Servicing

TRUSTEE                            Wells Fargo Bank Minnesota, N.A.

CUT-OFF DATE                       March 1, 2003

PRICING DATE                       On or about March 24, 2003

CLOSING DATE                       On or about April 3, 2003

DISTRIBUTION DATES                 Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2003.

ERISA CONSIDERATIONS               The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the
                                   Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT                   The offered certificates will not constitute "mortgage-related securities" for the purposes of
                                   SMMEA.

TAX STATUS                         For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION               The Trustee has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated
                                   principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the
                                   Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicers in the performance of their servicing obligations.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

MORTGAGE LOANS                     The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage
                                   Loans") that were purchased from WMC Mortgage Corp. and will be serviced by Litton Loan
                                   Servicing, LP. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $322,700 if a single-unit property
                                   (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-unit property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-unit property (or $748,950 if the property is located in Hawaii or Alaska), or
                                   $620,500 if a four-unit property (or $930,750 if the property is located in Hawaii or
                                   Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $161,350 (or $242,025 if the property is located in Hawaii or
                                   Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE                    Approximately $737,974,000

ADMINISTRATIVE FEES                The Servicer will be paid fees aggregating approximately 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS                1. Excess interest
                                   2. Over-Collateralization
                                   3. Subordination

EXCESS INTEREST                    Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION             The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the
                                   Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 2.50% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.50% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                                   Initial:  Approximately 2.50% of original balance
                                   Target: 2.50% of original balance before stepdown, 5.00% of current balance after stepdown
                                   Floor: 0.50% of original balance

                                   (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

SUBORDINATION (1):                                 CLASSES                RATING (F/M/S)               SUBORDINATION
                                                   -------                --------------               -------------
                                                   Class A                [AAA/Aaa/AAA]                   19.00%
                                                  Class M-1                [AA/Aa2/AA+]                   11.75%
                                                  Class M-2                 [A+/A2/A+]                     6.50%
                                                  Class B-1              [BBB+/Baa1/BBB+]                  4.00%
                                                  Class B-2               [BBB/Baa2/BBB]                   2.50%

CLASS SIZES:                                       CLASSES                RATING (F/M/S)                CLASS SIZES
                                                   -------                --------------                -----------
                                                   Class A                [AAA/Aaa/AAA]                   81.00%
                                                  Class M-1                [AA/Aa2/AA+]                    7.25%
                                                  Class M-2                 [A+/A2/A+]                     5.25%
                                                  Class B-1              [BBB+/Baa1/BBB+]                  2.50%
                                                  Class B-2               [BBB/Baa2/BBB]                   1.50%

INTEREST ACCRUAL                   Interest will initially accrue from the
                                   Closing Date to (but excluding) the first
                                   Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

MORTGAGE LOANS                     Fixed rate and adjustable rate, first and
                                   second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                                   $756,897,316 originated by WMC.

COUPON STEP UP                     If the 10% clean-up call for the Certificates
                                   is not exercised on the first distribution date on which it is exercisable, (i) the margins on the Class A-1 and Class A-2
                                   Certificates will increase to 2x their
                                   respective margins, and (ii) the margins on the Class M-1, Class M-2, Class B-1 and Class
                                   B-2 Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP                The pass-through rates of the Certificates
                                   will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by
                                   (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Such reimbursement will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

                                   CAP CONTRACT The trust fund will own a
                                   one-month LIBOR cap contract purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 39. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates at rates in excess of the Available Funds Cap, as described herein.

(1) The subordination includes the initial over-collateralization level of 2.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

MAXIMUM RATE CAP                   The pass-through rate of the Certificates
                                   will also be subject to the "Maximum Rate
                                   Cap", which is a per annum rate equal to, on each distribution date, the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT            If on any Distribution Date the pass-through
                                   rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds
                                   Cap, up to but not exceeding the Maximum Rate
                                   Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                                   Date until paid (herein referred to as
                                   "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY                  1. Repayment of any unreimbursed Servicer
                                      advances.
-Preliminary and Subject to
Revision-                          2. Servicing Fees.

                                   3. Available interest funds, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, to the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates and then to the Class B-2 Certificates.

                                   4. Available principal funds, as follows:
                                      monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then monthly principal to the
                                      Class M-1 Certificates, then monthly
                                      principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                   5. Excess interest in the order as described
                                      under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                   6. Excess interest to pay subordinate
                                      principal shortfalls.

                                   7. Excess interest to pay Carryover resulting
                                      from imposition of the Available Funds
                                      Cap.

                                   8. Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the offered
                                      certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts referred to in (i) and (ii) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, and fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

               CLASS A                               38.00%*
               CLASS M-1                             23.50%*
               CLASS M-2                             13.00%*
               CLASS B-1                             8.00%*
               CLASS B-2                             5.00%*
               *includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the April 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL        The first Distribution Date on which the
DISTRIBUTION DATE                  Senior Enhancement Percentage (i.e., the sum
                                   of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified
                                   Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                                   SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                                   38.00%
                                   or
                                   (16.50%+2.50%)*2

TRIGGER EVENT                      The situation that exists with respect to any
                                   Distribution Date after the Stepdown Date, if
                                   (a) the quotient of (1) the aggregate Stated
                                   Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                                   Remittance Date, equals or exceeds the
                                   product of (i) 40.00% and (ii) the Required
                                   Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                                   Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                                   Percentage.

                                   DISTRIBUTION DATE OCCURRING                 LOSS PERCENTAGE
                                   ---------------------------                 ---------------
                                   April 2006 - March 2007                     2.75% with respect to April 2006, plus an additional
                                                                               1/12th of 1.75% for each month thereafter

                                   April 2007 - March 2008                     4.50% with respect to April 2007, plus an additional
                                                                               1/12th of 1.25% for each month thereafter

                                   April 2008 - March 2009                     5.75% with respect to April 2008, plus an additional
                                                                               1/12th of 0.75% for each month thereafter

                                   April 2009 - March 2010                     6.50% with respect to April 2009, plus an additional
                                                                               1/12th of 0.25% for each month thereafter

                                   April 2010 and thereafter                   6.75%

PROSPECTUS                         The Certificates will be offered pursuant to
                                   a Prospectus which includes a Prospectus
                                   Supplement (together, the "Prospectus").
                                   Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES               The following tables describe the mortgage
                                   loans and the related mortgaged properties as of the close of business on the Cut-off Date.
                                   The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                              $756,897,316
Aggregate Original Principal Balance                                                                 $758,710,922
Number of Mortgage Loans                                                                                    4,637

                                               MINIMUM                MAXIMUM               AVERAGE (1)
                                               -------                -------               -----------
Original Principal Balance                     $13,900                $787,500                $163,621
Outstanding Principal Balance                  $13,892                $784,187                $163,230

                                               MINIMUM                MAXIMUM           WEIGHTED AVERAGE (2)
                                               -------                -------           --------------------
Original Term (mos)                              120                    360                     343
Stated Remaining Term (mos)                      118                    359                     341
Loan Age (mos)                                    1                      15                      3
Current Interest Rate                           5.000%                13.990%                  7.812%
Initial Interest Rate Cap (4)                   1.000%                 5.000%                  1.813%
Periodic Rate Cap(4)                            1.000%                 6.500%                  1.004%
Gross Margin(4)                                 2.500%                 9.500%                  6.110%
Maximum Mortgage Rate(4)                        8.170%                18.990%                 14.030%
Minimum Mortgage Rate(4)                        5.000%                11.365%                  7.536%
Months to Roll(4)                                 3                      59                      27
Original Loan-to-Value(5)                       17.00%                100.00%                  83.05%
Credit Score (3)                                   500                  812                     640

                                                                         EARLIEST                                  LATEST
                                                                         --------                                  ------
Maturity Dates                                                           01/2013                                  02/2033

        LIEN POSITION                  PERCENT OF MORTGAGE POOL          YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
        -------------                  ------------------------          -------------------        ------------------------
1st                                                     92.08%           2002                                        100.00%
2nd                                                      7.92%

          OCCUPANCY                    PERCENT OF MORTGAGE POOL              LOAN PURPOSE           PERCENT OF MORTGAGE POOL
          ---------                    ------------------------              ------------           ------------------------
Primary                                                  94.62%          Purchase                                     48.04%
Second home                                               1.20%          Cash Out Refi                                44.14%
Investment                                                4.18%          Rate/Term Refi                                7.82%

          LOAN TYPE                    PERCENT OF MORTGAGE POOL              PROPERTY TYPE          PERCENT OF MORTGAGE POOL
          ---------                    ------------------------              -------------          ------------------------
ARM                                                      79.03%          PUD                                           12.63%
FRM                                                      20.97%          Single family Residence                       73.97%
                                                                         2-4 family                                     4.72%
                                                                         Condominium                                    8.63%
                                                                         Manufactured Housing                           0.05%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   For adjustable rate mortgage loans only.

(5) With respect to the Mortgage Loans which are in a second lien position, the Combined Loan-to-Value Ratio was used for such Mortgage Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                          NUMBER OF                                        WEIGHTED
                          MORTGAGE   AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE     WEIGHTED     AVERAGE                  FULL
RANGE OF MORTGAGE RATES     LOANS     BALANCE OUTSTANDING   MORTGAGE POOL   COUPON   AVERAGE FICO   BALANCE   ORIGINAL LTV    DOC
-----------------------   ---------  ---------------------  -------------  --------  ------------   -------   ------------    ---
6.500% or less               448         $112,614,668          14.88%        6.24%       678.21     $251,372      78.50%      65.88%
6.501% to 7.000%             624          142,824,377          18.87         6.88        653.46      228,885      80.04       58.66
7.001% to 7.500%             623          132,937,777          17.56         7.37        643.16      213,383      81.72       52.75
7.501% to 8.000%             712          135,358,475          17.88         7.86        629.06      190,110      83.26       48.90
8.001% to 8.500%             416           71,374,356           9.43         8.36        609.52      171,573      83.60       50.28
8.501% to 9.000%             482           70,073,648           9.26         8.85        608.54      145,381      85.42       55.30
9.001% to 9.500%             199           23,555,443           3.11         9.33        607.07      118,369      85.53       53.18
9.501% to 10.000%            209           18,246,754           2.41         9.83        620.18       87,305      88.73       65.07
10.001% to 10.500%            61            4,256,109           0.56        10.34        613.82       69,772      90.45       67.82
10.501% to 11.000%           154            9,341,226           1.23        10.88        653.88       60,657      95.02       45.54
11.001% to 11.500%           480           27,036,898           3.57        11.26        658.31       56,327      98.78       26.42
11.501% to 12.000%            60            2,721,280           0.36        11.88        654.42       45,355      98.79       43.41
12.001% to 12.500%            47            1,787,792           0.24        12.38        670.70       38,038      99.62       11.07
12.501% to 13.000%            64            2,342,714           0.31        12.96        664.48       36,605      99.53       14.75
13.001% to 13.500%            54            2,255,787           0.30        13.29        637.06       41,774      99.41       36.00
13.501% to 14.000%             4              170,013           0.02        13.90        624.00       42,503     100.00       18.45
                           -----         ------------         ------         ----        ------     --------      -----       -----
TOTAL:                     4,637         $756,897,316         100.00%        7.81%       640.40     $163,230      83.05%      54.19%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.812% per annum.

REMAINING MONTHS TO STATED
MATURITY

RANGE OF REMAINING    NUMBER OF                                       WEIGHTED
MONTHS TO STATED      MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF    AVERAGE      WEIGHTED     AVERAGE                     FULL
MATURITY                LOANS     BALANCE OUTSTANDING  MORTGAGE POOL   COUPON    AVERAGE FICO    BALANCE    ORIGINAL LTV      DOC
------------------    ---------   -------------------  -------------  --------   ------------   --------    ------------    ------
109 to 120                 1             $116,632           0.02%        6.99%      562.00      $116,632        36.00%      100.00%
169 to 180             1,190           69,231,594           9.15        10.43       664.52        58,178        95.19        42.17
229 to 240                 4              659,010           0.09         7.67       610.36       164,752        74.94       100.00
337 to 348                 3              417,406           0.06         7.70       615.11       139,135        78.31        72.60
349 to 360             3,439          686,472,675          90.70         7.55       638.03       199,614        81.84        55.34
                       -----         ------------         ------         ----       ------      --------        -----        -----
TOTAL:                 4,637         $756,897,316         100.00%        7.81%      640.40      $163,230        83.05%       54.19%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 341 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL      NUMBER OF                                         WEIGHTED
MORTGAGE FLOAN          MORTGAGE    AGGREGATE PRINCIPAL     PERCENT OF   AVERAGE     WEIGHTED     AVERAGE                  FULL
PRINCIPAL BALANCES       LOANS      BALANCE OUTSTANDING   MORTGAGE POOL  COUPON    AVERAGE FICO   BALANCE  ORIGINAL LTV    DOC
------------------     ---------    -------------------   -------------  ------    ------------   -------  ------------  --------
$50,000 or less            684          $23,821,920           3.15%       10.79%      654.20      $34,827      95.75%      46.77%
$50,001 to $100,000      1,078           79,692,158          10.53         9.22       633.62       73,926      87.53       57.09
$100,001 to $150,000       801          100,866,970          13.33         8.13       627.16      125,926      83.34       61.51
$150,001 to $200,000       619          107,909,944          14.26         7.64       630.66      174,329      81.53       55.72
$200,001 to $250,000       522          117,093,012          15.47         7.45       637.08      224,316      82.25       54.24
$250,001 to $300,000       338           92,326,513          12.20         7.47       642.91      273,155      82.58       51.39
$300,001 to $350,000       223           71,943,274           9.51         7.40       647.13      322,616      83.11       51.59
$350,001 to $400,000       166           62,161,220           8.21         7.43       648.99      374,465      81.67       47.94
$400,001 to $450,000        74           31,487,737           4.16         7.35       645.10      425,510      83.01       59.31
$450,001 to $500,000        72           34,198,395           4.52         7.11       667.72      474,978      80.87       59.52
$500,001 to $550,000        20           10,656,893           1.41         6.95       664.39      532,845      72.77       59.79
$550,001 to $600,000        21           12,072,509           1.59         7.04       654.19      574,881      78.11       38.42
$600,001 to $650,000        10            6,247,378           0.83         7.01       659.92      624,738      79.41       10.35
$650,001 to $700,000         5            3,373,988           0.45         6.64       666.38      674,798      75.87       39.20
$700,001 to $750,000         2            1,496,409           0.20         6.50       669.97      748,205      77.00      100.00
$750,001 to $800,000         2            1,548,997           0.20         6.36       626.38      774,498      77.47        0.00
                         -----         ------------         ------         ----       ------     --------      -----       -----
TOTAL:                   4,637         $756,897,316         100.00%        7.81%      640.40     $163,230      83.05%      54.19%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,892 to approximately $784,187 and the average outstanding principal balance of the Mortgage Loans was approximately $163,230

PRODUCT TYPES

                    NUMBER OF                                          WEIGHTED
                     MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF      AVERAGE    WEIGHTED     AVERAGE                     FULL
PRODUCT TYPES         LOANS      BALANCE OUTSTANDING   MORTGAGE POOL    COUPON   AVERAGE FICO   BALANCE    ORIGINAL LTV     DOC
-------------       ----------   -------------------   -------------   --------  ------------  ---------   ------------   ---------
2/28                   2,374         $477,655,668          63.11%        7.64%      636.54     $201,203        82.35%       52.23%
3/27                     209           43,863,564           5.80         7.33       641.50      209,874        82.01        60.70
5/25                     360           75,593,544           9.99         7.02       645.51      209,982        81.94        63.59
6-month LIBOR              5            1,075,496           0.14         7.22       615.81      215,099        81.04        70.69
                       -----         ------------          -----         ----       ------     --------        -----        -----
TOTAL ARM:             2,948         $598,188,272          79.03%        7.54%      638.00     $202,913        82.27%       54.32%

FRM 10 Yr                  1              116,632           0.02         6.99       562.00      116,632        36.00       100.00
FRM 15 Yr                 76            9,541,500           1.26         7.39       643.10      125,546        71.86        55.25
FRM 20 Yr                  4              659,010           0.09         7.67       610.36      164,752        74.94       100.00
FRM 30 Yr                495           88,765,789          11.73         7.63       638.05      179,325        78.89        62.25
FRM Balloon 15/30      1,113           59,626,114           7.88        10.92       668.01       53,572        98.96        40.12
                       -----         ------------         ------        -----       ------     --------        -----        -----
TOTAL FRM:             1,689         $158,709,044          20.97%        8.85%      649.44      $93,966        85.96%       53.70%
                       -----         ------------         ------        -----       ------     --------        -----        -----
TOTAL:                 4,637          $756,897,316        100.00%        7.81%      640.40     $163,230        83.05%       54.19%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF
MORTGAGED PROPERTIES

                         NUMBER OF                                       WEIGHTED
STATE DISTRIBUTIONS OF    MORTGAGE   AGGREGATE PRINCIPAL    PERCENT OF   AVERAGE     WEIGHTED    AVERAGE     ORIGINAL      FULL
MORTGAGED PROPERTIES       LOANS     BALANCE OUTSTANDING  MORTGAGE POOL   COUPON   AVERAGE FICO  BALANCE        LTV        DOC
----------------------   ---------   -------------------  -------------  --------  ------------  -------      -------    --------
AR                            6             $336,433           0.04%       8.54%      603.69      $56,072       89.59%     68.71%
AZ                          204           24,859,671           3.28        8.06       630.85      121,861       83.82      55.94
CA                        2,461          463,210,270          61.20        7.62       649.84      188,220       82.72      51.06
CO                           67           10,334,998           1.37        7.95       629.08      154,254       84.21      59.50
CT                           26            4,835,452           0.64        7.97       637.21      185,979       81.43      59.25
DE                            5              747,988           0.10        8.15       581.68      149,598       84.70     100.00
FL                          160           20,778,937           2.75        8.35       634.35      129,868       84.39      50.47
GA                            7            2,484,044           0.33        7.57       660.60      354,863       88.42      58.72
IA                            8              605,523           0.08        8.22       622.27       75,690       86.76      85.98
ID                            4              415,025           0.05        7.71       594.89      103,756       78.24      56.11
IL                           80           12,741,499           1.68        8.02       621.60      159,269       83.46      53.80
IN                           22            2,092,692           0.28        8.83       620.24       95,122       89.14      69.09
KS                           15            1,448,534           0.19        8.28       585.00       96,569       84.51     100.00
KY                            4              241,614           0.03        8.58       594.86       60,403       90.92      93.76
LA                           65            7,078,851           0.94        8.05       608.39      108,905       86.12      62.11
MA                           41            7,755,276           1.02        8.01       606.33      189,153       76.75      69.84
MD                           98           16,525,145           2.18        8.09       617.67      168,624       86.37      58.56
ME                            3              209,003           0.03        8.38       585.07       69,668       76.27     100.00
MI                          117           12,268,953           1.62        8.62       619.42      104,863       85.43      67.92
MN                           46            5,562,540           0.73        7.83       612.95      120,925       83.93      72.70
MO                           28            3,251,573           0.43        7.90       622.18      116,128       88.00      64.14
MS                           32            2,546,083           0.34        8.63       602.97       79,565       85.29      63.75
MT                           16            2,393,210           0.32        7.92       622.61      149,576       88.23      59.65
NC                           37            4,218,629           0.56        8.53       626.99      114,017       83.59      67.09
NE                            2              199,899           0.03        9.62       637.88       99,949       98.12      37.47
NH                            8              892,586           0.12        8.64       627.58      111,573       86.90      60.42
NJ                           80           11,827,781           1.56        7.85       622.91      147,847       83.27      66.33
NM                            4              523,877           0.07        8.44       588.96      130,969       78.24      39.97
NV                           51            6,996,747           0.92        8.20       645.33      137,191       85.07      62.56
NY                          201           41,743,242           5.52        7.85       629.64      207,678       79.19      53.56
OH                           35            4,681,528           0.62        7.68       620.84      133,758       84.46      62.41
OK                           19            1,433,393           0.19        8.56       588.79       75,442       83.86      72.55
OR                           24            3,612,879           0.48        7.80       641.25      150,537       83.58      63.48
PA                          158           17,796,847           2.35        8.47       601.19      112,638       85.58      64.37
RI                            5              731,352           0.10        8.61       653.59      146,270       89.77      38.59
SC                           27            3,622,283           0.48        7.80       638.77      134,159       84.19      82.25
SD                            1               85,765           0.01        6.50       631.00       85,765       65.00     100.00
TN                           75            7,314,985           0.97        8.15       616.39       97,533       84.44      62.05
TX                          171           20,721,643           2.74        8.17       639.26      121,179       82.36      50.98
UT                           57            5,599,443           0.74        8.10       660.04       98,236       86.58      54.53
VA                          107           15,216,675           2.01        8.22       631.68      142,212       83.64      44.36
VT                            3              322,898           0.04        8.42       553.49      107,633       71.31      57.96
WA                           28            3,694,811           0.49        7.88       630.83      131,958       86.26      88.62
WI                           24            2,278,476           0.30        8.28       600.08       94,936       85.74      69.54
WV                            2              180,228           0.02        9.99       548.34       90,114       87.02     100.00
WY                            3              478,036           0.06        7.06       612.34      159,345       85.54     100.00
                          -----         ------------         ------        ----       ------     --------      -----       -----
TOTAL:                    4,637         $756,897,316         100.00%       7.81%      640.40     $163,230      83.05%      54.19%

(1) No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER OF                                      WEIGHTED
RANGE OF ORIGINAL       MORTGAGE  AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE     WEIGHTED    AVERAGE                     FULL
LOAN-TO-VALUE RATIOS     LOANS    BALANCE OUTSTANDING  MORTGAGE POOL  COUPON    AVERAGE FICO  BALANCE    ORIGINAL LTV     DOC
--------------------   ---------  -------------------  -------------  --------  ------------  -------    ------------     ---
50.00% or less             70           $9,628,462          1.27%      7.45%      614.01     $137,549        41.27%       47.15%
50.01% to 55.00%           23            3,383,004          0.45       7.82       607.35      147,087        53.48        26.27
55.01% to 60.00%           41            6,909,899          0.91       7.09       625.29      168,534        58.48        60.36
60.01% to 65.00%           79           14,296,394          1.89       7.34       624.45      180,967        63.36        39.90
65.01% to 70.00%          159           32,412,900          4.28       7.38       615.69      203,855        69.17        50.27
70.01% to 75.00%          219           43,934,641          5.80       7.42       618.08      200,615        73.88        51.01
75.01% to 80.00%        1,557          327,763,831         43.30       7.36       653.93      210,510        79.79        45.37
80.01% to 85.00%          365           64,141,152          8.47       7.88       598.82      175,729        84.36        72.21
85.01% to 90.00%          585          109,522,096         14.47       7.80       625.97      187,217        89.56        66.56
90.01% to 95.00%          426           71,360,429          9.43       8.11       639.30      167,513        94.74        71.20
95.01% to 100.00%       1,113           73,544,507          9.72      10.14       672.65       66,078        99.94        50.92
                        -----         ------------          ----       ----       ------     --------        -----        -----
TOTAL:                  4,637         $756,897,316          1.00       7.81%      640.40     $163,230        83.05%       54.19%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.05%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.92% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.69%.

CREDIT SCORES

                NUMBER OF                                         WEIGHTED
RANGE OF        MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                     FULL
CREDIT SCORES     LOANS     BALANCE OUTSTANDING  MORTGAGE POOL     COUPON    AVERAGE FICO   BALANCE    ORIGINAL LTV     DOC
-------------   ---------   -------------------  -------------    ---------  ------------  --------    ------------   --------
451 to 500            6           $1,111,849           0.15%        8.82%      500.00      $185,308        81.38%      100.00%
501 to 550          372           54,287,699           7.17         8.54       529.32       145,935        77.99        80.87
551 to 600          716          121,018,115          15.99         8.05       577.50       169,020        82.21        74.22
601 to 650        1,553          252,479,076          33.36         7.85       627.01       162,575        83.56        56.70
651 to 700        1,340          214,228,608          28.30         7.67       671.68       159,872        83.66        38.26
701 to 750          507           86,823,379          11.47         7.45       721.69       171,249        84.30        42.64
751 to 800          140           26,203,406           3.46         7.21       766.27       187,167        83.68        49.03
801 to 850            3              745,184           0.10         6.08       807.55       248,395        72.58        48.48
                  -----         ------------         ------         ----       ------      --------        -----        -----
TOTAL:            4,637         $756,897,316         100.00%        7.81%      640.40      $163,230        83.05%       54.19%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

CREDIT GRADE

                     NUMBER OF                                         WEIGHTED
                     MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                     FULL
CREDIT GRADE           LOANS     BALANCE OUTSTANDING  MORTGAGE POOL     COUPON    AVERAGE FICO   BALANCE    ORIGINAL LTV      DOC
------------         ---------   -------------------  -------------    ---------  ------------   -------    ------------     ------
AA                     2,140         $358,167,505          47.32%        7.59%       685.08     $167,368        83.89%       40.25%
A                      1,266          197,322,925          26.07         7.92        626.41      155,863        84.08        58.41
A-                       412           69,155,281           9.14         7.91        609.24      167,853        83.66        68.08
B                        418           63,450,458           8.38         8.37        545.04      151,795        78.06        80.20
B+                       357           62,116,432           8.21         7.97        568.41      173,996        80.37        74.90
C                         44            6,684,715           0.88         8.64        555.71      151,925        73.19        93.76
                       -----         ------------         ------         ----        ------     --------       -----         -----
TOTAL:                 4,637         $756,897,316         100.00%        7.81%       640.40     $163,230       83.05%        54.19%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

DOCUMENTATION

                     NUMBER OF                                         WEIGHTED
                     MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                     FULL
DOCUMENTATION          LOANS     BALANCE OUTSTANDING  MORTGAGE POOL     COUPON    AVERAGE FICO   BALANCE    ORIGINAL LTV     DOC
-------------        ---------   -------------------  -------------    --------   ------------  --------    ------------    -------
Full                   2,363         $378,144,457          49.96%        7.65%      625.64      $160,027        83.82%      100.00%
Stated                 1,548          245,211,408          32.40         8.04       663.37       158,405        81.08         0.00
Limited                  229           46,960,803           6.20         7.64       637.60       205,069        84.86         0.00
Lite                     193           32,656,621           4.31         8.01       629.41       169,205        83.72         0.00
Alternative              156           32,037,458           4.23         7.61       634.95       205,368        86.06       100.00
Streamline               148           21,886,569           2.89         8.32       668.44       147,882        82.27         0.00
                       -----         ------------         ------         ----       ------      --------        -----        -----
TOTAL:                 4,637         $756,897,316         100.00%        7.81%      640.40      $163,230        83.05%       54.19%

MARGINS (ADJUSTABLE RATE MORTGAGES ONLY)

                   NUMBER OF                                        WEIGHTED
                    MORTGAGE   AGGREGATE PRINCIPAL    PERCENT OF    AVERAGE     WEIGHTED     AVERAGE                      FULL
RANGE OF MARGINS     LOANS     BALANCE OUTSTANDING  MORTGAGE POOL    COUPON   AVERAGE FICO   BALANCE    ORIGINAL LTV      DOC
----------------   ---------   -------------------  -------------   --------  ------------   -------    ------------    -------
2.001% to 2.500%        1             $219,636           0.04%        8.99%      503.00     $219,636        80.00%      100.00%
3.001% to 3.500%        1              470,263           0.08         6.50       647.00      470,263        80.00         0.00
4.001% to 4.500%       32            7,499,987           1.25         6.52       672.04      234,375        71.73        46.91
4.501% to 5.000%      380           87,298,369          14.59         6.77       666.23      229,733        79.25        72.14
5.001% to 5.500%      475          110,368,517          18.45         7.13       668.36      232,355        79.45        35.41
5.501% to 6.000%      478          104,469,389          17.46         7.32       641.58      218,555        80.58        43.61
6.001% to 6.500%      460           90,839,909          15.19         7.63       625.86      197,478        83.53        56.82
6.501% to 7.000%      476           88,774,203          14.84         7.92       623.73      186,500        85.70        58.22
7.001% to 7.500%      256           46,657,288           7.80         8.19       609.47      182,255        85.14        60.17
7.501% to 8.000%      352           56,441,773           9.44         8.65       595.02      160,346        86.82        68.52
8.001% to 8.500%       25            3,916,849           0.65         8.79       581.04      156,674        86.90        61.75
8.501% to 9.000%        9              926,008           0.15         9.29       590.85      102,890        87.87        88.32
9.001% to 9.500%        3              306,081           0.05         9.83       553.92      102,027        88.06       100.00
                    -----         ------------         ------         ----       ------     --------        -----        -----
TOTAL:              2,948         $598,188,272         100.00%        7.54%      638.00     $202,913        82.27%       54.32%

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.110% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                    NUMBER OF                                        WEIGHTED
RANGE OF MAXIMUM    MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE     WEIGHTED    AVERAGE                       FULL
MORTGAGE RATES        LOANS     BALANCE OUTSTANDING  MORTGAGE POOL    COUPON    AVERAGE FICO  BALANCE     ORIGINAL LTV      DOC
--------------      ---------   -------------------  -------------   --------   ------------  -------     ------------    -------
13.000% or less        397         $100,126,180          16.74%        6.24%       677.24     $252,207        79.26%       65.20%
13.001% to 13.500%     515          120,302,489          20.11         6.88        653.93      233,597        81.03        56.49
13.501% to 14.000%     512          111,106,118          18.57         7.37        644.23      217,004        82.54        51.07
14.001% to 14.500%     603          116,796,797          19.53         7.86        629.69      193,693        83.50        46.98
14.501% to 15.000%     340           61,895,842          10.35         8.36        607.79      182,047        83.99        51.16
15.001% to 15.500%     338           57,589,741           9.63         8.84        599.78      170,384        84.47        53.93
15.501% to 16.000%     133           18,354,592           3.07         9.32        595.11      138,004        84.50        51.58
16.001% to 16.500%      74            8,582,685           1.43         9.84        581.76      115,982        83.03        63.42
16.501% to 17.000%      23            2,022,764           0.34        10.36        559.57       87,946        85.28        86.43
17.001% to 17.500%       8            1,021,509           0.17        10.92        609.51      127,689        76.81        51.05
17.501% to 18.000%       4              269,730           0.05        11.21        547.56       67,433        73.95        28.30
18.501% to 19.000%       1              119,826           0.02        10.99        536.00      119,826        75.00       100.00
                     -----         ------------         ------         ----        ------     --------        -----        -----
TOTAL:               2,948         $598,188,272         100.00%        7.54%       638.00     $202,913        82.27%       54.32%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.030% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                    NUMBER OF                                        WEIGHTED
NEXT ADJUSTMENT      MORTGAGE  AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE     WEIGHTED     AVERAGE                      FULL
DATE                  LOANS    BALANCE OUTSTANDING  MORTGAGE POOL     COUPON   AVERAGE FICO   BALANCE    ORIGINAL LTV      DOC
---------------     ---------  -------------------  -------------    --------  ------------  --------    ------------   ---------
06/01/2003               2             $437,290           0.07%        6.89%      615.68     $218,645        82.79%       27.92%
07/01/2003               3              638,206           0.11         7.45       615.91      212,735        79.83       100.00
12/01/2003               1              114,381           0.02         8.00       684.00      114,381        80.00         0.00
01/01/2004               1               99,720           0.02         8.59       673.00       99,720        90.00       100.00
07/01/2004               1              453,735           0.08         8.50       629.00      453,735        95.00       100.00
08/01/2004               1              106,695           0.02         7.99       612.00      106,695        65.00         0.00
09/01/2004               5            1,022,897           0.17         8.18       675.55      204,579        82.10        37.42
10/01/2004              10            2,354,528           0.39         7.45       637.19      235,453        79.72        45.69
11/01/2004             251           48,468,744           8.10         7.65       633.99      193,103        82.31        49.15
12/01/2004           1,160          234,032,242          39.12         7.66       636.94      201,752        82.53        51.27
01/01/2005             942          190,207,036          31.80         7.61       636.23      201,918        82.13        54.51
02/01/2005               1              427,167           0.07         7.25       675.00      427,167        95.00         0.00
08/01/2005               1               63,980           0.01         9.25       601.00       63,980        65.00         0.00
09/01/2005               1               77,726           0.01         8.75       735.00       77,726        80.00         0.00
11/01/2005              19            4,516,337           0.76         7.65       640.54      237,702        81.69        44.82
12/01/2005             116           24,565,355           4.11         7.31       645.78      211,770        82.35        61.22
01/01/2006              73           15,008,691           2.51         7.26       636.28      205,599        81.71        63.70
11/01/2007              39           10,297,522           1.72         6.88       646.77      264,039        83.77        60.54
12/01/2007             196           38,718,812           6.47         6.95       652.03      197,545        82.26        66.19
01/01/2008             124           26,454,376           4.42         7.17       636.06      213,342        80.80        61.27
02/01/2008               1              122,833           0.02         8.99       519.00      122,833        69.00         0.00
                     -----         ------------         ------         ----       ------     --------        -----        -----
TOTAL:               2,948         $598,188,272         100.00%        7.54%      638.00     $202,913        82.27%       54.32%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      MORTGAGE POOL COLLATERAL SUMMARY

LOAN PURPOSE

                      NUMBER OF                                         WEIGHTED
                       MORTGAGE   AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                     FULL
LOAN PURPOSE            LOANS     BALANCE OUTSTANDING   MORTGAGE POOL    COUPON    AVERAGE FICO   BALANCE   ORIGINAL LTV      DOC
------------          ----------  -------------------   -------------   --------   ------------   -------   ------------    -------
Purchase                2,407         $363,608,539          48.04%        7.97%        663.01     $151,063      85.16%       45.06%
Cash Out Refinance      1,879          334,109,722          44.14         7.66         620.14      177,813      80.80        61.23
Rate-Term Refinance       351           59,179,055           7.82         7.68         615.88      168,601      82.78        70.58
                        -----         ------------         ------         ----         ------     --------      -----        -----
TOTAL:                  4,637         $756,897,316         100.00%        7.81%        640.40     $163,230      83.05%       54.19%

PROPERTY TYPE

                      NUMBER OF                                         WEIGHTED
                       MORTGAGE   AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                    FULL
PROPERTY TYPE           LOANS     BALANCE OUTSTANDING  MORTGAGE POOL     COUPON    AVERAGE FICO   BALANCE   ORIGINAL LTV     DOC
------------          ----------  -------------------  --------------   --------   ------------   -------   ------------   --------
PUD                       514          $95,610,072          12.63%        7.85%       640.30     $186,012      83.45%       56.01%
Single Family
Residence               3,444          559,843,391          73.97         7.81        637.81      162,556      83.09        55.30
2-4 family                189           35,753,826           4.72         7.98        654.58      189,174      80.94        50.56
Condominium               485           65,309,108           8.63         7.71        655.13      134,658      83.29        43.77
Manufactured Housing        5              380,920           0.05         7.51        613.88       76,184      77.33       100.00
                        -----          ------------        ------         ----        ------     --------      -----       ------
TOTAL:                  4,637          $756,897,316        100.00%        7.81%       640.40     $163,230      83.05%       54.19%

OCCUPANCY

                      NUMBER OF                                         WEIGHTED
                       MORTGAGE   AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      WEIGHTED     AVERAGE                    FULL
OCCUPANCY               LOANS     BALANCE OUTSTANDING  MORTGAGE POOL     COUPON    AVERAGE FICO   BALANCE   ORIGINAL LTV     DOC
--------------        ----------  -------------------  --------------   --------   ------------   -------   ------------   --------
Primary                 4,382          $716,191,818          94.62%        7.82%      638.65     $163,439      83.20%      54.30%
Investment                202            31,642,323           4.18         7.72       669.37      156,645      79.59       57.34
Second/Vacation            53             9,063,176           1.20         7.52       677.94      171,003      82.70       34.41
                        -----          ------------         ------         ----       ------     --------      -----       -----
TOTAL:                  4,637          $756,897,316         100.00%        7.81%      640.40     $163,230      83.05%      54.19%

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

                    NUMBER OF                                         WEIGHTED
PREPAYMENT          MORTGAGE    AGGREGATE PRINCIPAL    PERCENT OF      AVERAGE    WEIGHTED    AVERAGE                      FULL
PENALTY TERM          LOANS     BALANCE OUTSTANDING  MORTGAGE POOL     COUPON   AVERAGE FICO  BALANCE    ORIGINAL LTV       DOC
------------        ---------   -------------------  -------------    --------  ------------  -------    ------------     --------
None                    730         $104,850,553          13.85%        8.35%      644.64     $143,631        82.70%       44.75%
12 Months               214           49,612,769           6.55         7.66       647.71      231,835        80.67        53.47
24 Months             2,402          417,103,855          55.11         7.73       636.50      173,649        83.56        54.18
36 Months             1,152          165,282,866          21.84         7.71       645.90      143,475        83.17        59.53
60 Months               139           20,047,274           2.65         7.79       636.02      144,225        78.92        61.51
                      -----         ------------         ------         ----       ------     --------        -----        -----
TOTAL:                4,637         $756,897,316         100.00%        7.81%      640.40     $163,230        83.05%       54.19%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                             $370,373,924
Aggregate Original Principal Balance                                                $371,303,114
Number of Mortgage Loans                                                                   2,602

                                                     MINIMUM                MAXIMUM                           AVERAGE (1)
                                                     -------                -------                           -----------
Original Principal Balance                           $15,000                $476,000                           $142,699
Outstanding Principal Balance                        $14,981                $474,634                           $142,342


                                                     MINIMUM                MAXIMUM                      WEIGHTED AVERAGE (2)
                                                     -------                -------                      --------------------
Original Term (mos)                                    180                    360                                 336
Stated Remaining Term (mos)                            174                    359                                 334
Loan Age (mos)                                          1                      15                                  3
Current Interest Rate                                5.250%                 12.990%                             7.951%
Initial Interest Rate Cap(4)                         1.000%                  3.000%                             1.799%
Periodic Rate Cap(4)                                 1.000%                  3.000%                             1.004%
Gross Margin(4)                                      4.125%                  7.990%                             6.047%
Maximum Mortgage Rate(4)                             8.170%                 17.724%                             14.025%
Minimum Mortgage Rate(4)                             5.250%                 11.224%                             7.537%
Months to Roll(4)                                       3                      59                                 26
Original Loan-to-Value(5)                            17.00%                 100.00%                             83.93%
Credit Score (3)                                       500                    801                                 641

                                                                            EARLIEST                            LATEST
                                                                            --------                            ------
Maturity Dates                                                              09/2017                             02/2033

        LIEN POSITION     PERCENT OF MORTGAGE POOL           YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
        -------------     ------------------------           -------------------     ------------------------
1st                                 87.93%                   2002                                    100.00%
2nd                                 12.07%

          OCCUPANCY       PERCENT OF MORTGAGE POOL               LOAN PURPOSE        PERCENT OF MORTGAGE POOL
          ---------       ------------------------               ------------        ------------------------
Primary                             94.61%                 Purchase                                   51.10%
Second home                          1.22%                 Cash Out Refi                              41.08%
Investment                           4.17%                 Rate/Term Refi                              7.82%

          LOAN TYPE       PERCENT OF MORTGAGE POOL               PROPERTY TYPE        PERCENT OF MORTGAGE POOL
          ---------       ------------------------               -------------        ------------------------
ARM                                 77.30%                 PUD                                        10.48%
FRM                                 22.70%                 Single Family Residence                    73.37%
                                                           2-4 family                                  6.20%
                                                           Condominium                                 9.91%
                                                           Manufactured Housing                        0.04%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   For adjustable rate mortgage loans only.

(5) With respect to the Mortgage Loans which are in a second lien position, the Combined Loan-to-Value Ratio was used for such Mortgage Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

RANGE OF MORTGAGE RATES

                             NUMBER OF         AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
                              MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
RANGE OF MORTGAGE RATES        LOANS          OUTSTANDING       POOL      COUPON       FICO    BALANCE        LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------     --------
6.500% or less                  216           $42,239,537      11.40%       6.26%     672.95   $195,553      78.30%      61.71%
6.501% to 7.000%                344            67,937,869      18.34        6.88      655.50    197,494      79.76       57.51
7.001% to 7.500%                372            71,596,506      19.33        7.37      641.13    192,464      82.25       55.50
7.501% to 8.000%                364            67,869,255      18.32        7.86      627.09    186,454      82.97       47.81
8.001% to 8.500%                204            33,112,674       8.94        8.37      608.65    162,317      83.87       46.58
8.501% to 9.000%                238            32,597,195       8.80        8.85      615.10    136,963      86.61       50.91
9.001% to 9.500%                 92            10,730,435       2.90        9.32      617.90    116,635      86.20       48.59
9.501% to 10.000%               120             9,562,858       2.58        9.82      650.47     79,690      93.39       68.15
10.001% to 10.500%               26             1,533,976       0.41       10.31      648.83     58,999      97.21       66.09
10.501% to 11.000%              118             6,859,784       1.85       10.88      661.90     58,134      96.66       44.80
11.001% to 11.500%              385            21,349,140       5.76       11.26      657.70     55,452      98.99       24.66
11.501% to 12.000%               48             2,158,176       0.58       11.88      656.45     44,962      99.16       39.89
12.001% to 12.500%               30             1,104,250       0.30       12.37      674.45     36,808      99.67       15.72
12.501% to 13.000%               45             1,722,268       0.47       12.95      661.23     38,273      99.50       15.65
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

      As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.951% per annum.

RANGE OF REMAINING MONTHS TO
STATED MATURITY

RANGE OF REMAINING           NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
MONTHS TO                     MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
STATED MATURITY                LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE        LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------     --------
169 to 180                      863           $48,401,624      13.07%      10.58%     665.67    $56,085      96.55%      40.44%
229 to 240                        2               307,455       0.08        7.50      618.49    153,728      67.27      100.00
337 to 348                        1               222,098       0.06        6.99      607.00    222,098      75.00      100.00
349 to 360                    1,736           321,442,746      86.79        7.56      637.16    185,163      82.05       53.39
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 334 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL
BALANCES

RANGE OF ORIGINAL            NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
MORTGAGE LOAN                 MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PRINCIPAL BALANCES             LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE        LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------     --------
$50,000 or less                 446           $15,215,351       4.11%      10.90%     663.87    $34,115      98.42%      44.90%
$50,001 to $100,000             576            42,170,665      11.39        9.62      647.86     73,213      91.06       49.61
$100,001 to $150,000            446            57,034,283      15.40        8.06      632.83    127,880      83.33       58.94
$150,001 to $200,000            417            73,108,783      19.74        7.55      633.35    175,321      81.15       52.65
$200,001 to $250,000            362            81,105,609      21.90        7.44      640.07    224,049      82.47       52.39
$250,001 to $300,000            257            70,144,340      18.94        7.42      646.94    272,935      82.27       48.91
$300,001 to $350,000             88            27,566,948       7.44        7.46      641.51    313,261      82.39       48.76
$350,001 to $400,000              7             2,667,460       0.72        8.34      624.74    381,066      82.81       43.50
$400,001 to $450,000              1               419,048       0.11        8.88      596.00    419,048      80.00        0.00
$450,001 to $500,000              2               941,438       0.25        7.00      682.71    470,719      82.48       49.58
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,981 to approximately $474,634 and the average outstanding principal balance of the Mortgage Loans was approximately $142,342

PRODUCT TYPES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                              MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PRODUCT TYPES                  LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE        LTV       FULL DOC
-------------                ---------    -----------------  ----------  ---------   -------   -------     --------     --------
2/28                          1,228          $229,438,479      61.95%       7.62%     636.71   $186,839      82.62%      51.05%
3/27                            118            21,627,559       5.84        7.50      638.71    183,284      82.15       52.98
5/25                            182            34,515,173       9.32        7.03      642.95    189,644      80.74       63.08
6-month LIBOR                     3               711,940       0.19        6.54      627.76    237,313      81.72       55.73
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL ARM:                    1,531          $286,293,151      77.30%       7.54%     637.59   $186,997      82.36%      52.66%

FRM 15 Yr                        29             3,814,522       1.03        7.49      636.80    131,535      67.88       43.31
FRM 20 Yr                         2               307,455       0.08        7.50      618.49    153,728      67.27      100.00
FRM 30 Yr                       206            35,371,694       9.55        7.71      633.43    171,707      79.55       59.62
FRM Balloon 15/30               834            44,587,102      12.04       10.85      668.14     53,462      99.01       40.20
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL FIXED:                  1,071           $84,080,772      22.70%       9.36%     651.94    $78,507      89.29%      48.73%
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF
MORTGAGED PROPERTIES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
STATE DISTRIBUTIONS OF       MORTGAGE    PRINCIPAL BALANCE    MORTGAGE    AVERAGE     AVERAGE  AVERAGE     ORIGINAL
MORTGAGED PROPERTIES           LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE        LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------     --------
AZ                              117           $13,752,486       3.71%       8.10%     640.61   $117,543      85.43%      49.84%
CA                            1,513           227,799,517      61.51        7.87      649.75    150,561      83.84       49.68
CO                               32             4,972,235       1.34        7.74      633.31    155,382      85.32       64.20
CT                               17             2,496,902       0.67        8.39      626.58    146,877      81.18       47.42
DE                                2               398,437       0.11        8.09      582.72    199,218      83.35      100.00
FL                               77             8,457,094       2.28        8.34      633.66    109,832      83.55       40.41
IA                                2                35,973       0.01       12.80      633.29     17,986     100.00       52.76
ID                                1               163,717       0.04        7.99      557.00    163,717      86.40      100.00
IL                               42             6,881,291       1.86        7.91      632.35    163,840      81.72       40.27
IN                               12             1,291,996       0.35        8.57      632.15    107,666      90.58       56.83
KS                                5               561,106       0.15        8.32      606.01    112,221      85.73      100.00
KY                                2                77,446       0.02        7.71      651.30     38,723     100.00       80.54
LA                               39             4,669,325       1.26        7.73      615.41    119,726      88.03       63.58
MA                               27             4,615,895       1.25        8.04      604.45    170,959      77.02       59.38
MD                               49             6,503,466       1.76        8.33      620.70    132,724      87.20       57.10
ME                                1                49,534       0.01        7.25      589.00     49,534      65.80      100.00
MI                               38             4,334,229       1.17        8.30      629.56    114,059      85.79       63.52
MN                               17             2,122,349       0.57        7.55      634.04    124,844      85.69       67.77
MO                                9             1,123,015       0.30        7.87      646.99    124,779      90.98       62.81
MS                               11               975,564       0.26        8.09      615.33     88,688      85.18       86.68
MT                               10             1,431,671       0.39        7.88      628.89    143,167      89.37       71.76
NC                               20             2,286,621       0.62        8.61      625.80    114,331      82.00       79.24
NE                                1               125,000       0.03        9.25      645.00    125,000      97.00        0.00
NH                                5               762,095       0.21        8.20      629.96    152,419      86.23       62.90
NJ                               43             5,713,450       1.54        7.75      611.19    132,871      83.08       68.04
NM                                1               128,526       0.03        7.99      529.00    128,526      90.00      100.00
NV                               30             3,843,837       1.04        8.21      633.52    128,128      87.24       63.06
NY                              129            23,107,146       6.24        8.10      619.30    179,125      80.72       51.06
OH                               10             1,245,598       0.34        8.09      617.27    124,560      92.84       86.79
OK                                8               672,420       0.18        8.23      606.44     84,052      84.31       48.83
OR                               15             2,190,601       0.59        7.27      633.57    146,040      80.99       74.85
PA                               60             8,460,962       2.28        8.26      599.37    141,016      86.60       56.90
RI                                4               583,234       0.16        8.70      678.37    145,809      89.71       22.99
SC                                8               886,149       0.24        7.41      628.87    110,769      88.88      100.00
TN                               29             2,920,022       0.79        7.89      648.68    100,690      86.26       52.60
TX                              103             9,970,012       2.69        8.36      633.98     96,796      82.53       43.81
UT                               38             3,632,229       0.98        8.22      648.78     95,585      87.22       54.56
VA                               53             8,174,396       2.21        7.86      638.54    154,234      83.73       41.71
VT                                2               255,531       0.07        8.49      567.06    127,765      70.33       46.88
WA                               13             1,797,417       0.49        7.76      625.52    138,263      87.01       83.81
WI                                5               542,849       0.15        8.02      632.01    108,570      77.39       50.38
WY                                2               362,580       0.10        6.64      647.15    181,290      85.71      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

(1) No more than approximately 1.03% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

RANGE OF ORIGINAL LOAN-TO-VALUE
RATIOS

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
RANGE OF ORIGINAL            MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
LOAN-TO-VALUE RATIOS           LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE        LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------     --------
50.00% or less                   30            $4,198,808       1.13%       7.41%     617.71    139,960      41.41%      33.71%
50.01% to 55.00%                 12             1,655,768       0.45        7.22      615.72    137,981      53.63       32.18
55.01% to 60.00%                 21             3,290,051       0.89        7.01      617.83    156,669      58.23       44.38
60.01% to 65.00%                 34             6,155,431       1.66        7.39      624.71    181,042      63.10       47.81
65.01% to 70.00%                 85            14,192,696       3.83        7.54      600.24    166,973      69.13       53.56
70.01% to 75.00%                 86            14,924,075       4.03        7.56      600.21    173,536      74.11       53.33
75.01% to 80.00%                851           164,291,352      44.36        7.36      652.43    193,057      79.82       42.91
80.01% to 85.00%                159            27,310,661       7.37        7.89      600.24    171,765      84.25       69.81
85.01% to 90.00%                286            49,549,679      13.38        7.82      623.23    173,251      89.60       65.42
90.01% to 95.00%                224            33,049,319       8.92        8.19      642.64    147,542      94.71       67.62
95.01% to 100.00%               814            51,756,083      13.97       10.23      670.17     63,582      99.92       49.27
                              -----          ------------     ------        ----      ------    -------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85    142,342      83.93%      51.77%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.93%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.07% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.01%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.59%.

RANGE OF CREDIT SCORES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
RANGE OF CREDIT SCORES         LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------    --------
451 to 500                        4              $697,516       0.19%       8.99%     500.00   $174,379      81.07%     100.00%
501 to 550                      141            22,841,061       6.17        8.36      530.42    161,993      77.04       74.09
551 to 600                      354            59,708,623      16.12        7.96      578.50    168,668      82.30       75.54
601 to 650                      901           125,711,102      33.94        7.99      627.26    139,524      84.29       55.46
651 to 700                      827           109,318,240      29.52        7.96      671.49    132,187      85.33       35.32
701 to 750                      293            40,823,262      11.02        7.62      721.54    139,329      84.57       38.52
751 to 800                       81            11,132,110       3.01        7.68      765.34    137,433      86.95       43.26
801 to 850                        1               142,011       0.04        6.49      801.00    142,011      80.00      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

CREDIT GRADE

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
CREDIT GRADE                   LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
------------                 ---------    -----------------  ----------  ---------   -------   -------     --------    --------
AA                            1,301          $177,331,459      47.88%       7.87%     683.46   $136,304      85.46%      37.13%
A                               732            98,018,478      26.46        8.04      626.41    133,905      84.50       56.52
A-                              210            33,871,291       9.15        7.96      606.79    161,292      84.02       71.08
B                               171            28,643,574       7.73        8.19      547.78    167,506      76.91       72.93
B+                              169            29,075,537       7.85        7.86      570.45    172,045      80.95       76.71
C                                19             3,433,585       0.93        8.44      561.07    180,715      71.64       93.90
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

DOCUMENTATION

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
DOCUMENTATION                  LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
--------------               ---------    -----------------  ----------  ---------   -------   -------     --------    --------
Full                          1,234          $177,389,446      47.89%       7.75%     626.07   $143,752      84.69%     100.00%
Stated                          955           131,430,578      35.49        8.19      663.92    137,624      82.19        0.00
Limited                         130            19,795,969       5.34        8.01      628.03    152,277      85.95        0.00
Lite                            113            16,657,978       4.50        8.03      629.06    147,416      84.30        0.00
Alternative                      87            14,343,520       3.87        7.79      624.08    164,868      86.89      100.00
Streamline                       83            10,756,433       2.90        8.33      666.87    129,596      84.47        0.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

RANGE OF MARGINS (ADJUSTABLE RATE MORTGAGES ONLY)

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
RANGE OF MARGINS               LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
----------------             ---------    -----------------  ----------  ---------   -------   -------     --------    --------
4.001% to 4.500%                 14            $2,964,888       1.04%       6.35%     661.65   $211,778      68.74%      53.20%
4.501% to 5.000%                214            40,421,260      14.12        6.83      661.97    188,884      79.30       74.13
5.001% to 5.500%                271            52,712,996      18.41        7.24      667.70    194,513      79.84       30.69
5.501% to 6.000%                267            50,990,317      17.81        7.40      643.74    190,975      80.67       39.14
6.001% to 6.500%                279            53,827,425      18.80        7.65      626.61    192,930      83.31       59.62
6.501% to 7.000%                269            48,432,166      16.92        7.97      616.08    180,045      86.25       57.54
7.001% to 7.500%                131            21,512,834       7.51        8.15      605.21    164,220      85.62       66.41
7.501% to 8.000%                 86            15,431,265       5.39        8.48      596.94    179,433      87.04       57.25
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        1,531          $286,293,151     100.00%       7.54%     637.59   $186,997      82.36%      52.66%

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.047% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

RANGE OF MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
RANGE OF MAXIMUM             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
MORTGAGE RATES                 LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
----------------             ---------    -----------------  ----------  ---------   -------   -------     --------    --------
13.000% or less                 197           $38,558,939      13.47%       6.28%     672.12   $195,731      78.60%      62.89%
13.001% to 13.500%              298            59,503,277      20.78        6.88      656.05    199,675      80.73       56.00
13.501% to 14.000%              317            62,310,173      21.76        7.37      642.64    196,562      82.83       53.80
14.001% to 14.500%              329            61,537,319      21.49        7.86      627.90    187,044      83.43       46.30
14.501% to 15.000%              167            28,140,189       9.83        8.37      606.45    168,504      84.17       47.48
15.001% to 15.500%              155            25,990,706       9.08        8.85      604.32    167,682      85.30       48.34
15.501% to 16.000%               48             7,414,829       2.59        9.29      601.31    154,476      85.71       47.94
16.001% to 16.500%               14             2,124,754       0.74        9.86      597.97    151,768      81.39       51.79
16.501% to 17.000%                2               265,581       0.09       10.31      582.33    132,791      93.96      100.00
17.001% to 17.500%                2               331,923       0.12       10.84      558.72    165,962      65.85      100.00
17.501% to 18.000%                2               115,462       0.04       11.16      533.78     57,731      69.30        0.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        1,531          $286,293,151     100.00%       7.54%     637.59   $186,997      82.36%      52.66%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 17.724% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.025% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
NEXT ADJUSTMENT DATE           LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
---------------------        ---------    -----------------  ----------  ---------   -------   -------     --------    --------
06/01/2003                        2              $437,290       0.15%       6.89%     615.68   $218,645      82.79%      27.92%
07/01/2003                        1               274,650       0.10        5.99      647.00    274,650      80.00      100.00
08/01/2004                        1               106,695       0.04        7.99      612.00    106,695      65.00        0.00
09/01/2004                        4               697,444       0.24        8.21      642.21    174,361      83.08       54.88
10/01/2004                        5               876,195       0.31        7.53      644.97    175,239      83.73       77.43
11/01/2004                      125            23,869,216       8.34        7.50      639.00    190,954      81.77       54.41
12/01/2004                      597           110,057,559      38.44        7.66      635.29    184,351      82.93       52.16
01/01/2005                      496            93,831,370      32.77        7.59      637.71    189,176      82.47       48.68
11/01/2005                       14             2,693,886       0.94        7.90      641.25    192,420      82.39       37.81
12/01/2005                       62            11,260,242       3.93        7.46      641.49    181,617      81.12       48.44
01/01/2006                       42             7,673,430       2.68        7.42      633.73    182,701      83.57       64.97
11/01/2007                       18             3,052,236       1.07        6.85      645.66    169,569      79.77       51.57
12/01/2007                       98            18,610,369       6.50        6.97      650.57    189,902      82.04       61.03
01/01/2008                       65            12,729,735       4.45        7.14      632.35    195,842      79.19       69.45
02/01/2008                        1               122,833       0.04        8.99      519.00    122,833      69.00        0.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        1,531          $286,293,151     100.00%       7.54%     637.59   $186,997      82.36%      52.66%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP A COLLATERAL SUMMARY

LOAN PURPOSE

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
LOAN PURPOSE                   LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
------------                 ---------    -----------------  ----------  ---------   -------   -------     --------    --------
Purchase                      1,482          $189,252,120      51.10%       8.15%     663.87   $127,700      86.19%      42.81%
Cash Out Refinance              924           152,141,078      41.08        7.73      617.17    164,655      81.25       59.93
Rate-Term Refinance             196            28,980,726       7.82        7.82      614.84    147,861      83.25       67.38
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

PROPERTY TYPE

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PROPERTY TYPE                  LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
-------------                ---------    -----------------  ----------  ---------   -------   -------     --------    --------
PUD                             283           $38,829,898      10.48%       8.06%     640.21   $137,208      85.27%      54.38%
Single Family Residence       1,891           271,750,397      73.37        7.95      638.22    143,707      83.88       52.36
2-4 family                      118            22,961,261       6.20        8.03      654.16    194,587      81.85       48.73
Condominium                     308            36,699,945       9.91        7.80      652.72    119,156      84.17       46.32
Manufactured Housing              2               132,423       0.04        7.23      626.62     66,211      80.00      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

OCCUPANCY

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
OCCUPANCY                      LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
---------                    ---------    -----------------  ----------  ---------   -------   -------     --------    --------
Primary                       2,480          $350,395,024      94.61%       7.97%     639.45   $141,288      84.15%      52.10%
Investment                       91            15,457,350       4.17        7.70      662.59    169,861      79.38       51.86
Second/Vacation                  31             4,521,550       1.22        7.68      674.70    145,856      82.60       26.05
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
PREPAYMENT                   MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PENALTY TERM                   LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
------------                 ---------    -----------------  ----------  ---------   -------   -------     --------    --------
None                            439           $53,070,370      14.33%       8.50%     641.00   $120,889      84.48%      46.63%
12 Months                       129            22,159,424       5.98        7.97      637.73    171,778      80.37       48.08
24 Months                     1,355           212,589,901      57.40        7.80      638.92    156,893      84.12       51.84
36 Months                       678            82,501,337      22.28        7.97      646.48    121,683      84.05       55.85
60 Months                         1                52,891       0.01        9.99      764.00     52,891      95.00      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,602          $370,373,924     100.00%       7.95%     640.85   $142,342      83.93%      51.77%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Aggregate Outstanding Principal Balance                                                 $386,523,393
Aggregate Original Principal Balance                                                    $387,407,808
Number of Mortgage Loans                                                                       2,035

                                                 MINIMUM             MAXIMUM                AVERAGE (1)
                                                 -------             -------                -----------
Original Principal Balance                       $13,900            $787,500                 $190,372
Outstanding Principal Balance                    $13,892            $784,187                 $189,938

                                                 MINIMUM             MAXIMUM           WEIGHTED AVERAGE (2)
                                                 -------             -------           --------------------
Original Term (mos)                                120                 360                      350
Stated Remaining Term (mos)                        118                 359                      347
Loan Age (mos)                                      1                  15                        3
Current Interest Rate                            5.000%              13.990%                   7.678%
Initial Interest Rate Cap(4)                     1.000%               5.000%                   1.826%
Periodic Rate Cap(4)                             1.000%               6.500%                   1.004%
Gross Margin(4)                                  2.500%               9.500%                   6.168%
Maximum Mortgage Rate(4)                        11.500%              18.990%                  14.034%
Minimum Mortgage Rate(4)                         5.000%              11.365%                   7.536%
Months to Roll(4)                                   4                  58                       27
Original Loan-to-Value(5)                       19.00%              100.00%                   82.20%
Credit Score (3)                                   500                 812                      640

                                                                    EARLIEST                  LATEST
                                                                    --------                  ------
Maturity Dates                                                       01/2013                  02/2033

        LIEN POSITION                   PERCENT OF MORTGAGE POOL        YEAR OF ORIGINATION               PERCENT OF MORTGAGE POOL
        -------------                   ------------------------        -------------------               ------------------------
1st                                                96.05%               2002                                        100.00%
2nd                                                 3.95%

          OCCUPANCY                     PERCENT OF MORTGAGE POOL         LOAN PURPOSE                     PERCENT OF MORTGAGE POOL
          ---------                     ------------------------         ------------                     ------------------------
Primary                                            94.64%              Purchase                                     45.11%
Second home                                         1.17%              Cash Out Refi                                47.08%
Investment                                          4.19%              Rate/Term Refi                                7.81%

          LOAN TYPE                     PERCENT OF MORTGAGE POOL         PROPERTY TYPE                    PERCENT OF MORTGAGE POOL
          ---------                     ------------------------         -------------                    ------------------------
ARM                                                80.69%              PUD                                           14.69%
FRM                                                19.31%              Single Family Residence                       74.53%
                                                                       2-4 family                                     3.31%
                                                                       Condominium                                    7.40%
                                                                       Manufactured Housing                           0.06%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   For adjustable rate mortgage loans only.

(5) With respect to the Mortgage Loans which are in a second lien position, the Combined Loan-to-Value Ratio was used for such Mortgage Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
RANGE OF                     MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
MORTGAGE RATES                 LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
--------------               ---------    -----------------  ----------  ---------   -------   -------     --------    --------
6.500% or less                  232           $70,375,131      18.21%       6.23%     681.37   $303,341      78.62%      68.39%
6.501% to 7.000%                280            74,886,508      19.37        6.88      651.62    267,452      80.29       59.69
7.001% to 7.500%                251            61,341,271      15.87        7.37      645.53    244,388      81.10       49.53
7.501% to 8.000%                348            67,489,220      17.46        7.86      631.04    193,935      83.57       50.00
8.001% to 8.500%                212            38,261,682       9.90        8.36      610.26    180,480      83.36       53.49
8.501% to 9.000%                244            37,476,454       9.70        8.84      602.83    153,592      84.39       59.11
9.001% to 9.500%                107            12,825,007       3.32        9.34      598.01    119,860      84.96       57.02
9.501% to 10.000%                89             8,683,896       2.25        9.84      586.83     97,572      83.60       61.69
10.001% to 10.500%               35             2,722,133       0.70       10.36      594.09     77,775      86.65       68.80
10.501% to 11.000%               36             2,481,442       0.64       10.89      631.68     68,929      90.48       47.60
11.001% to 11.500%               95             5,687,758       1.47       11.26      660.63     59,871      97.99       33.01
11.501% to 12.000%               12               563,104       0.15       11.89      646.63     46,925      97.38       56.91
12.001% to 12.500%               17               683,542       0.18       12.38      664.65     40,208      99.52        3.56
12.501% to 13.000%               19               620,445       0.16       12.98      673.50     32,655      99.62       12.24
13.001% to 13.500%               54             2,255,787       0.58       13.29      637.06     41,774      99.41       36.00
13.501% to 14.000%                4               170,013       0.04       13.90      624.00     42,503     100.00       18.45
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.678% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
RANGE OF REMAINING           MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
MONTHS TO STATED MATURITY      LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
-------------------------    ---------    -----------------  ----------  ---------   -------   -------     --------    --------
109 to 120                        1              $116,632       0.03%       6.99%     562.00   $116,632      36.00%     100.00%
169 to 180                      327            20,829,970       5.39       10.08      661.83     63,700      92.03       46.19
229 to 240                        2               351,555       0.09        7.82      603.26    175,777      81.65      100.00
337 to 348                        2               195,307       0.05        8.51      624.33     97,654      82.07       41.44
349 to 360                    1,703           365,029,929      94.44        7.54      638.79    214,345      81.65       57.06
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL            NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
MORTGAGE LOAN                MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PRINCIPAL BALANCES             LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
---------------------        ---------    -----------------  ----------  ---------   -------   -------     --------    --------
$50,000 or less                 238            $8,606,569       2.23%      10.61%     637.12    $36,162      91.03%      50.08%
$50,001 to $100,000             502            37,521,494       9.71        8.78      617.62     74,744      83.57       65.49
$100,001 to $150,000            355            43,832,687      11.34        8.23      619.78    123,472      83.35       64.85
$150,001 to $200,000            202            34,801,161       9.00        7.84      625.00    172,283      82.33       62.17
$200,001 to $250,000            160            35,987,404       9.31        7.47      630.35    224,921      81.76       58.39
$250,001 to $300,000             81            22,182,173       5.74        7.63      630.16    273,854      83.56       59.24
$300,001 to $350,000            135            44,376,326      11.48        7.36      650.62    328,714      83.56       53.35
$350,001 to $400,000            159            59,493,760      15.39        7.39      650.08    374,175      81.62       48.14
$400,001 to $450,000             73            31,068,689       8.04        7.33      645.76    425,598      83.05       60.11
$450,001 to $500,000             70            33,256,957       8.60        7.12      667.30    475,099      80.82       59.80
$500,001 to $550,000             20            10,656,893       2.76        6.95      664.39    532,845      72.77       59.79
$550,001 to $600,000             21            12,072,509       3.12        7.04      654.19    574,881      78.11       38.42
$600,001 to $650,000             10             6,247,378       1.62        7.01      659.92    624,738      79.41       10.35
$650,001 to $700,000              5             3,373,988       0.87        6.64      666.38    674,798      75.87       39.20
$700,001 to $750,000              2             1,496,409       0.39        6.50      669.97    748,205      77.00      100.00
$750,001 to $800,000              2             1,548,997       0.40        6.36      626.38    774,498      77.47        0.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,892 to approximately $784,187 and the average outstanding principal balance of the Mortgage Loans was approximately $189,938

PRODUCT TYPES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PRODUCT TYPES                  LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
---------------------        ---------    -----------------  ----------  ---------   -------   -------     --------    --------
2/28                          1,146          $248,217,189      64.22%       7.65%     636.38   $216,594      82.11%      53.32%
3/27                             91            22,236,005       5.75        7.17      644.22    244,352      81.88       68.21
5/25                            178            41,078,371      10.63        7.02      647.66    230,777      82.94       64.02
6-month LIBOR                     2               363,556       0.09        8.55      592.42    181,778      79.71      100.00
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL ARM:                    1,417          $311,895,121      80.69%       7.54%     638.38   $220,109      82.20%      55.85%

FRM 10 Yr                         1               116,632       0.03        6.99      562.00    116,632      36.00      100.00
FRM 15 Yr                        47             5,726,979       1.48        7.33      647.29    121,851      74.51       63.19
FRM 20 Yr                         2               351,555       0.09        7.82      603.26    175,777      81.65      100.00
FRM 30 Yr                       289            53,394,095      13.81        7.57      641.10    184,755      78.45       64.00
FRM Balloon 15/30               279            15,039,011       3.89       11.14      667.63     53,903      98.81       39.90
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL FIXED:                    618            74,628,272      19.31%       8.27%     646.62   $120,758      82.20%      59.31%
                              -----          ------------     ------       -----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF
MORTGAGED PROPERTIES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
STATE DISTRIBUTIONS OF       MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
MORTGAGED PROPERTIES           LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
---------------------        ---------    -----------------  ----------  ---------   -------   -------     --------    --------
AR                                6              $336,433       0.09%       8.54%     603.69    $56,072      89.59%      68.71%
AZ                               87            11,107,185       2.87        8.01      618.77    127,669      81.83       63.50
CA                              948           235,410,753      60.90        7.39      649.93    248,324      81.64       52.39
CO                               35             5,362,762       1.39        8.15      625.16    153,222      83.18       55.15
CT                                9             2,338,549       0.61        7.53      648.56    259,839      81.70       71.88
DE                                3               349,552       0.09        8.23      580.49    116,517      86.23      100.00
FL                               83            12,321,843       3.19        8.36      634.83    148,456      84.97       57.38
GA                                7             2,484,044       0.64        7.57      660.60    354,863      88.42       58.72
IA                                6               569,550       0.15        7.93      621.57     94,925      85.92       88.07
ID                                3               251,308       0.07        7.52      619.58     83,769      72.92       27.53
IL                               38             5,860,208       1.52        8.14      608.98    154,216      85.51       69.70
IN                               10               800,696       0.21        9.25      601.02     80,070      86.82       88.87
KS                               10               887,428       0.23        8.25      571.72     88,743      83.73      100.00
KY                                2               164,168       0.04        8.99      568.23     82,084      86.64      100.00
LA                               26             2,409,526       0.62        8.67      594.78     92,674      82.43       59.27
MA                               14             3,139,381       0.81        7.95      609.09    224,242      76.35       85.20
MD                               49            10,021,679       2.59        7.92      615.71    204,524      85.82       59.50
ME                                2               159,469       0.04        8.74      583.85     79,734      79.53      100.00
MI                               79             7,934,724       2.05        8.79      613.88    100,440      85.22       70.32
MN                               29             3,440,191       0.89        8.00      599.94    118,627      82.84       75.74
MO                               19             2,128,558       0.55        7.92      609.09    112,029      86.43       64.84
MS                               21             1,570,519       0.41        8.96      595.29     74,787      85.35       49.50
MT                                6               961,539       0.25        8.00      613.26    160,256      86.54       41.61
NC                               17             1,932,007       0.50        8.44      628.41    113,647      85.47       52.70
NE                                1                74,899       0.02       10.25      626.00     74,899     100.00      100.00
NH                                3               130,491       0.03       11.16      613.66     43,497      90.81       45.93
NJ                               37             6,114,331       1.58        7.95      633.86    165,252      83.46       64.74
NM                                3               395,351       0.10        8.59      608.45    131,784      74.42       20.46
NV                               21             3,152,910       0.82        8.19      659.74    150,139      82.43       61.95
NY                               72            18,636,096       4.82        7.53      642.45    258,835      77.28       56.65
OH                               25             3,435,930       0.89        7.54      622.14    137,437      81.43       53.57
OK                               11               760,973       0.20        8.86      573.19     69,179      83.46       93.51
OR                                9             1,422,278       0.37        8.61      653.08    158,031      87.56       45.98
PA                               98             9,335,886       2.42        8.65      602.83     95,264      84.65       71.14
RI                                1               148,117       0.04        8.25      556.00    148,117      90.00      100.00
SC                               19             2,736,134       0.71        7.93      641.97    144,007      82.67       76.50
SD                                1                85,765       0.02        6.50      631.00     85,765      65.00      100.00
TN                               46             4,394,963       1.14        8.32      594.94     95,543      83.23       68.33
TX                               68            10,751,631       2.78        8.00      644.16    158,112      82.21       57.63
UT                               19             1,967,215       0.51        7.88      680.84    103,538      85.41       54.47
VA                               54             7,042,279       1.82        8.63      623.71    130,413      83.53       47.43
VT                                1                67,367       0.02        8.13      502.00     67,367      75.00      100.00
WA                               15             1,897,393       0.49        8.00      635.86    126,493      85.56       93.18
WI                               19             1,735,627       0.45        8.36      590.10     91,349      88.35       75.53
WV                                2               180,228       0.05        9.99      548.34     90,114      87.02      100.00
WY                                1               115,456       0.03        8.38      503.00    115,456      85.00      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

(1) No more than approximately 0.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

RANGE OF ORIGINAL
LOAN-TO-VALUE RATIOS

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
RANGE OF ORIGINAL             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
LOAN-TO-VALUE RATIOS            LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
--------------------         ---------    -----------------  ----------  ---------   -------   -------     --------    --------
50.00% or less                   40            $5,429,654       1.40%       7.48%     611.14   $135,741      41.16%      57.54%
50.01% to 55.00%                 11             1,727,236       0.45        8.40      599.32    157,021      53.34       20.60
55.01% to 60.00%                 20             3,619,848       0.94        7.17      632.08    180,992      58.69       74.88
60.01% to 65.00%                 45             8,140,963       2.11        7.29      624.25    180,910      63.55       33.92
65.01% to 70.00%                 74            18,220,204       4.71        7.26      627.73    246,219      69.19       47.71
70.01% to 75.00%                133            29,010,566       7.51        7.35      627.28    218,125      73.76       49.82
75.01% to 80.00%                706           163,472,479      42.29        7.36      655.43    231,547      79.76       47.84
80.01% to 85.00%                206            36,830,490       9.53        7.87      597.77    178,789      84.44       74.00
85.01% to 90.00%                299            59,972,417      15.52        7.77      628.23    200,577      89.52       67.50
90.01% to 95.00%                202            38,311,110       9.91        8.03      636.42    189,659      94.76       74.29
95.01% to 100.00%               299            21,788,424       5.64        9.91      678.56     72,871      99.97       54.85
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 82.20%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.95% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.98%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.00%.

CREDIT SCORES

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                              MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
RANGE OF CREDIT SCORES         LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
----------------------       ---------    -----------------  ----------  ---------   -------   -------     --------    --------
451 to 500                        2              $414,333       0.11%       8.54%     500.00   $207,167      81.91%     100.00%
501 to 550                      231            31,446,638       8.14        8.67      528.52    136,133      78.67       85.80
551 to 600                      362            61,309,493      15.86        8.13      576.52    169,363      82.12       72.94
601 to 650                      652           126,767,975      32.80        7.70      626.76    194,429      82.83       57.93
651 to 700                      513           104,910,368      27.14        7.38      671.87    204,504      81.91       41.32
701 to 750                      214            46,000,117      11.90        7.29      721.82    214,954      84.07       46.30
751 to 800                       59            15,071,297       3.90        6.87      766.96    255,446      81.28       53.30
801 to 850                        2               603,173       0.16        5.98      809.09    301,586      70.84       36.35
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

CREDIT GRADE

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                              MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
CREDIT GRADE                   LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
------------                 ---------    -----------------  ----------  ---------   -------   -------     --------    --------
AA                              839           180,836,047      46.79%       7.32%     686.67   $215,538      82.35%      43.31%
A                               534           $99,304,448      25.69        7.79      626.41    185,963      83.65       60.27
A-                              202            35,283,990       9.13        7.86      611.60    174,673      83.33       65.20
B                               247            34,806,884       9.01        8.52      542.79    140,919      79.01       86.18
B+                              188            33,040,895       8.55        8.07      566.62    175,749      79.87       73.31
C                                25             3,251,130       0.84        8.85      550.06    130,045      74.82       93.61
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

DOCUMENTATION

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                              MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
DOCUMENTATION                  LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
-------------                ---------    -----------------  ----------  ---------   -------   -------     --------    --------
Full                          1,129          $200,755,011      51.94%       7.57%     625.25   $177,817      83.06%     100.00%
Stated                          593           113,780,830      29.44        7.86      662.75    191,873      79.80        0.00
Limited                          99            27,164,835       7.03        7.37      644.57    274,392      84.08        0.00
Alternative                      69            17,693,938       4.58        7.47      643.77    256,434      85.39      100.00
Lite                             80            15,998,644       4.14        7.98      629.78    199,983      83.12        0.00
Streamline                       65            11,130,136       2.88        8.31      669.95    171,233      80.14        0.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

MARGINS (ADJUSTABLE RATE MORTGAGES ONLY)

                             NUMBER OF        AGGREGATE      PERCENT OF  WEIGHTED    WEIGHTED
                              MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
RANGE OF MARGINS               LOANS         OUTSTANDING        POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
----------------             ---------    -----------------  ----------  ---------   -------   -------     --------    --------
2.001% to 2.500%                  1              $219,636       0.07%       8.99%     503.00   $219,636      80.00%     100.00%
3.001% to 3.500%                  1               470,263       0.15        6.50      647.00    470,263      80.00        0.00
4.001% to 4.500%                 18             4,535,099       1.45        6.64      678.83    251,950      73.68       42.80
4.501% to 5.000%                166            46,877,109      15.03        6.72      669.91    282,392      79.21       70.42
5.001% to 5.500%                204            57,655,522      18.49        7.02      668.97    282,625      79.10       39.73
5.501% to 6.000%                211            53,479,072      17.15        7.24      639.53    253,455      80.48       47.88
6.001% to 6.500%                181            37,012,484      11.87        7.61      624.77    204,489      83.84       52.74
6.501% to 7.000%                207            40,342,037      12.93        7.86      632.92    194,889      85.05       59.03
7.001% to 7.500%                125            25,144,455       8.06        8.23      613.11    201,156      84.72       54.83
7.501% to 8.000%                266            41,010,508      13.15        8.71      594.30    154,175      86.73       72.76
8.001% to 8.500%                 25             3,916,849       1.26        8.79      581.04    156,674      86.90       61.75
8.501% to 9.000%                  9               926,008       0.30        9.29      590.85    102,890      87.87       88.32
9.001% to 9.500%                  3               306,081       0.10        9.83      553.92    102,027      88.06      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        1,417          $311,895,121     100.00%       7.54%     638.38   $220,109      82.20%      55.85%

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.168% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

                             NUMBER OF        AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
RANGE OF MAXIMUM             MORTGAGE    PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
MORTGAGE RATES                 LOANS         OUTSTANDING       POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
----------------             ---------   -----------------  ----------  ---------   -------   -------     --------    --------
13.000% or less                 200           $61,567,241      19.74%     6.22%     680.45    $307,836      79.67%      66.65%
13.001% to 13.500%              217            60,799,212      19.49      6.88      651.85     280,181      81.34       56.96
13.501% to 14.000%              195            48,795,945      15.64      7.37      646.25     250,236      82.19       47.57
14.001% to 14.500%              274            55,259,478      17.72      7.85      631.69     201,677      83.57       47.75
14.501% to 15.000%              173            33,755,653      10.82      8.35      608.91     195,119      83.85       54.23
15.001% to 15.500%              183            31,599,035      10.13      8.83      596.06     172,672      83.79       58.53
15.501% to 16.000%               85            10,939,763       3.51      9.34      590.90     128,703      83.68       54.04
16.001% to 16.500%               60             6,457,932       2.07      9.83      576.43     107,632      83.57       67.24
16.501% to 17.000%               21             1,757,183       0.56     10.37      556.13      83,675      83.97       84.38
17.001% to 17.500%                6               689,585       0.22     10.96      633.95     114,931      82.09       27.48
17.501% to 18.000%                2               154,268       0.05     11.25      557.88      77,134      77.42       49.48
18.501% to 19.000%                1               119,826       0.04     10.99      536.00     119,826      75.00      100.00
                              -----          ------------     ------     -----      ------    --------      -----       -----
TOTAL:                        1,417          $311,895,121     100.00%     7.54%     638.38    $220,109      82.20%      55.85%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.034% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

                             NUMBER OF         AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
NEXT ADJUSTMENT DATE           LOANS          OUTSTANDING       POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
--------------------         ---------    -----------------  ----------  ---------   -------   -------     --------    --------
07/01/2003                        2              $363,556       0.12%       8.55%     592.42   $181,778      79.71%     100.00%
12/01/2003                        1               114,381       0.04        8.00      684.00    114,381      80.00        0.00
01/01/2004                        1                99,720       0.03        8.59      673.00     99,720      90.00      100.00
07/01/2004                        1               453,735       0.15        8.50      629.00    453,735      95.00      100.00
09/01/2004                        1               325,453       0.10        8.13      747.00    325,453      80.00        0.00
10/01/2004                        5             1,478,333       0.47        7.40      632.57    295,667      77.34       26.88
11/01/2004                      126            24,599,528       7.89        7.78      629.12    195,234      82.83       44.04
12/01/2004                      563           123,974,683      39.75        7.65      638.41    220,204      82.16       50.48
01/01/2005                      446            96,375,666      30.90        7.63      634.78    216,089      81.80       60.18
02/01/2005                        1               427,167       0.14        7.25      675.00    427,167      95.00        0.00
08/01/2005                        1                63,980       0.02        9.25      601.00     63,980      65.00        0.00
09/01/2005                        1                77,726       0.02        8.75      735.00     77,726      80.00        0.00
11/01/2005                        5             1,822,451       0.58        7.28      639.50    364,490      80.66       55.17
12/01/2005                       54            13,305,112       4.27        7.17      649.41    246,391      83.39       72.05
01/01/2006                       31             7,335,260       2.35        7.08      638.96    236,621      79.77       62.37
11/01/2007                       21             7,245,286       2.32        6.89      647.25    345,014      85.46       64.32
12/01/2007                       98            20,108,443       6.45        6.94      653.39    205,188      82.47       70.98
01/01/2008                       59            13,724,642       4.40        7.20      639.50    232,621      82.30       53.68
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        1,417          $311,895,121     100.00%       7.54%     638.38   $220,109      82.20%      55.85%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2
                      GROUP B COLLATERAL SUMMARY

LOAN PURPOSE

                             NUMBER OF         AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
LOAN PURPOSE                   LOANS          OUTSTANDING       POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
------------                 ---------    -----------------  ----------  ---------   -------   -------     --------    --------
Cash Out Refinance              955          $181,968,645      47.08%       7.60%     622.62   $190,543      80.41%      62.32%
Purchase                        925           174,356,419      45.11        7.78      662.07    188,493      84.03       47.49
Rate-Term Refinance             155            30,198,329       7.81        7.56      616.88    194,828      82.34       73.65
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

PROPERTY TYPE

                             NUMBER OF         AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PROPERTY TYPE                  LOANS          OUTSTANDING       POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
-------------                ---------    -----------------  ----------  ---------   -------   -------     --------    --------
PUD                             231           $56,780,174      14.69%       7.71%     640.35   $245,802      82.21%      57.12%
Single Family Residence       1,553           288,092,994      74.53        7.67      637.43    185,507      82.33       58.07
2-4 family                       71            12,792,564       3.31        7.89      655.32    180,177      79.29       53.84
Condominium                     177            28,609,163       7.40        7.59      658.23    161,634      82.16       40.51
Manufactured Housing              3               248,497       0.06        7.65      607.09     82,832      75.90      100.00
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

OCCUPANCY

                             NUMBER OF         AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
OCCUPANCY                      LOANS          OUTSTANDING       POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
---------                    ---------    -----------------  ----------  ---------   -------   -------     --------    --------
Primary                       1,902          $365,796,794      94.64%       7.68%     637.87   $192,322      82.30%      56.42%
Investment                      111            16,184,972       4.19        7.74      675.85    145,811      79.78       62.57
Second/Vacation                  22             4,541,626       1.17        7.37      681.16    206,438      82.81       42.74
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

                             NUMBER OF         AGGREGATE     PERCENT OF  WEIGHTED    WEIGHTED
                             MORTGAGE     PRINCIPAL BALANCE   MORTGAGE    AVERAGE    AVERAGE   AVERAGE     ORIGINAL
PREPAYMENT PENALTY TERM        LOANS          OUTSTANDING       POOL      COUPON       FICO    BALANCE       LTV       FULL DOC
-----------------------      ---------    -----------------  ----------  ---------   -------   -------     --------    --------
None                            291           $51,780,183      13.40%       8.20%     648.37   $177,939      80.88%      42.82%
12 Months                        85            27,453,344       7.10        7.40      655.77    322,981      80.91       57.83
24 Months                     1,047           204,513,953      52.91        7.66      633.98    195,333      82.99       56.62
36 Months                       474            82,781,529      21.42        7.46      645.32    174,645      82.30       63.20
60 Months                       138            19,994,383       5.17        7.78      635.68    144,887      78.87       61.40
                              -----          ------------     ------        ----      ------   --------      -----       -----
TOTAL:                        2,035          $386,523,393     100.00%       7.68%     639.97   $189,938      82.20%      56.52%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                         GROUP A ASSUMED MORTGAGE POOLS

                   GROUP A FIXED RATE FIRST LIEN MORTGAGE LOAN

                                                  ORIGINAL     REMAINING    ORIGINAL     REMAINING    ORIGINAL MONTHS TO
    CURRENT      GROSS MORTGAGE   NET MORTGAGE      TERM         TERM      AMORT TERM    AMORT TERM   PREPAYMENT PENALTY
  BALANCE ($)       RATE (%)        RATE (%)     (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)       EXPIRATION
--------------   ---------------  ------------   -----------  -----------  -----------  -----------   ------------------
    755,379.79        7.909           7.409          180          178          180          178                0
    883,185.35        7.685           7.185          180          178          180          178               12
    514,082.57        6.905           6.405          180          177          180          177               24
  1,624,121.07        7.297           6.797          180          177          180          177               36
    167,962.30        7.500           7.000          240          237          240          237               12
    139,492.76        7.500           7.000          240          238          240          238               24
  5,558,949.43        7.963           7.463          360          357          360          357                0
  6,789,951.65        8.008           7.508          360          357          360          357               12
  2,986,137.51        7.535           7.035          360          357          360          357               24
 19,910,853.62        7.537           7.037          360          357          360          357               36
     52,890.97        9.990           9.490          360          357          360          357               60
 -------------
 39,383,007.02

                  GROUP A FIXED RATE SECOND LIEN MORTGAGE LOANS

                                                    ORIGINAL     REMAINING    ORIGINAL     REMAINING    ORIGINAL MONTHS TO
    CURRENT        GROSS MORTGAGE   NET MORTGAGE      TERM         TERM      AMORT TERM    AMORT TERM   PREPAYMENT PENALTY
  BALANCE ($)         RATE (%)        RATE (%)     (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)       EXPIRATION
----------------   --------------   ------------   -----------  -----------  -----------  -----------   ------------------
       37,752.77       11.250          10.750          180          177          180          177                0
       72,910.39       11.750          11.250          360          356          360          356               36
    9,704,725.86       11.072          10.572          180          177          360          357                0
    1,863,463.78       10.726          10.226          180          177          360          357               12
   17,601,735.62       10.717          10.217          180          177          360          357               24
   15,417,177.03       10.873          10.373          180          177          360          357               36
   -------------
   44,697,765.45

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                    GROSS      NET      ORIGINAL     REMAINING    ORIGINAL     REMAINING               INITIAL
    CURRENT        MORTGAGE  MORTGAGE     TERM         TERM      AMORT TERM   AMORT TERM     GROSS     PERIODIC  PERIODIC  MAXIMUM
  BALANCE ($)      RATE (%)  RATE (%)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  MARGIN (%)   CAP (%)   CAP (%)  RATE (%)
-------------      --------  --------  -----------  -----------  -----------  -----------  ----------  --------  --------  --------
 30,649,968.15      7.994     7.494        360          357          360          357         6.124      1.505     1.000    14.487
 11,133,018.72      7.676     7.176        360          357          360          357         6.113      1.500     1.000    14.165
185,753,059.08      7.553     7.053        360          357          360          357         6.030      1.509     1.006    14.038
  1,902,433.34      7.759     7.259        360          357          360          357         6.226      1.500     1.000    14.259
  4,231,685.11      7.906     7.406        360          358          360          358         6.552      3.000     1.000    14.406
    459,401.93      6.337     5.837        360          357          360          357         4.847      3.000     1.000    12.837
  2,669,160.75      7.314     6.814        360          357          360          357         6.021      3.000     1.000    13.814
 14,267,311.14      7.455     6.955        360          357          360          357         6.056      3.000     1.000    13.945
  1,735,148.18      6.955     6.455        360          357          360          357         5.736      3.000     1.000    13.455
    862,440.63      6.824     6.324        360          357          360          357         5.810      3.000     1.000    13.324
  2,926,233.07      7.206     6.706        360          357          360          357         6.064      3.000     1.000    13.706
 28,991,350.85      7.024     6.524        360          357          360          357         6.000      3.000     1.000    13.519
    396,760.92      6.375     5.875        360          358          360          358         5.414      1.000     1.000    12.875
    315,179.19      6.75      6.25         360          357          360          357         6.990      1.000     1.000    13.250
--------------
286,293,151.06

                                  RATE                                  ORIGINAL
                                 CHANGE         MONTHS                  MONTHS TO
    CURRENT         MINIMUM     FREQUENCY   UNTIL NEX RATE    ARM    PREPAY PENALTY
  BALANCE ($)       RATE (%)   (IN MONTHS)    ADJUSTMENT     INDEX     EXPIRATION
  -----------       --------   -----------  --------------  -------  --------------
 30,649,968.15       7.994          6             21        LIBOR6M         0
 11,133,018.72       7.676          6             22        LIBOR6M        12
185,753,059.08       7.553          6             21        LIBOR6M        24
  1,902,433.34       7.759          6             21        LIBOR6M        36
  4,231,685.11       7.906          6             34        LIBOR6M         0
    459,401.93       6.337          6             33        LIBOR6M        12
  2,669,160.75       7.314          6             33        LIBOR6M        24
 14,267,311.14       7.455          6             33        LIBOR6M        36
  1,735,148.18       6.955          6             57        LIBOR6M         0
    862,440.63       6.824          6             57        LIBOR6M        12
  2,926,233.07       7.206          6             57        LIBOR6M        24
 28,991,350.85       7.024          6             57        LIBOR6M        36
    396,760.92       6.375          6              4        LIBOR6M         0
    315,179.19       6.750          6              3        LIBOR6M        36
--------------
286,293,151.06


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                         GROUP B ASSUMED MORTGAGE POOLS

                  GROUP B FIXED RATE FIRST LIEN MORTGAGE LOANS

                                                  ORIGINAL     REMAINING    ORIGINAL     REMAINING    ORIGINAL MONTHS TO
    CURRENT       GROSS MORTGAGE   NET MORTGAGE     TERM          TERM     AMORT TERM    AMORT TERM   PREPAYMENT PENALTY
  BALANCE ($)        RATE (%)        RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)       EXPIRATION
---------------   --------------   ------------  -----------  -----------  -----------  -----------   ------------------
     116,631.79        6.990           6.490         120          118          120          118                0
     218,799.98        8.717           8.217         180          178          180          178                0
     814,398.22        6.076           5.576         180          177          180          177               12
     270,202.99        6.500           6.000         180          178          180          178               24
   1,955,220.81        7.546           7.046         180          177          180          177               36
   2,274,067.15        7.199           6.699         180          176          180          176               60
     266,904.10        6.500           6.000         240          238          240          238               12
   4,893,300.12        7.694           7.194         360          358          360          358                0
   8,089,613.85        7.350           6.850         360          357          360          357               12
   2,186,937.85        7.337           6.837         360          357          360          357               24
  21,284,572.29        7.419           6.919         360          357          360          357               36
  16,904,897.77        7.856           7.356         360          357          360          357               60
      95,849.77        7.250           6.750         180          178          360          358               36
  -------------
  59,371,396.69

                  GROUP B FIXED RATE SECOND LIEN MORTGAGE LOANS

                                                  ORIGINAL     REMAINING    ORIGINAL     REMAINING    ORIGINAL MONTHS TO
    CURRENT       GROSS MORTGAGE   NET MORTGAGE     TERM          TERM     AMORT TERM    AMORT TERM   PREPAYMENT PENALTY
  BALANCE ($)        RATE (%)        RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)       EXPIRATION
---------------   --------------   ------------  -----------  -----------  -----------  -----------   ------------------
      38,491.56       13.250          12.750         180          177          180          177               12
      30,969.05        9.750           9.250         180          177          180          177               24
     124,828.80       11.250          10.750         180          176          180          176               36
      84,650.61       11.990          11.490         240          236          240          236               36
      34,773.57       13.000          12.500         360          357          360          357               36
   5,584,551.76       11.635          11.135         180          177          360          357                0
     877,190.34       10.368           9.868         180          177          360          357               12
   4,085,802.13       10.787          10.287         180          177          360          357               24
   4,308,529.73       11.087          10.587         180          177          360          357               36
      87,087.51        9.787           9.287         180          176          360          356               60
  -------------
  15,256,875.06

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                     GROUP B ADJUSTGABLE RATE MORTGAGE LOANS

                                                  ORIGINAL     REMAINING    ORIGINAL     REMAINING                     INITIAL
    CURRENT       GROSS MORTGAGE   NET MORTGAGE     TERM          TERM     AMORT TERM    AMORT TERM       GROSS       PERIODIC
  BALANCE ($)        RATE (%)        RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)      MARGIN (%)     CAP (%)
---------------   --------------   ------------  -----------  -----------  -----------  -----------      ----------   ---------
 34,918,725.67        7.928          7.428           360           357          360          357          6.193          1.514
 15,899,775.09        7.406          6.906           360           357          360          357          5.825          1.532
193,816,303.31        7.614          7.114           360           357          360          357          6.218          1.525
  3,149,709.18        8.303          7.803           360           357          360          357          6.135          1.489
    432,675.81        7.535          7.035           360           357          360          357          4.924          1.500
     63,980.07        9.250          8.750           180           173          180          173          7.000          3.000
  3,672,595.76        6.829          6.329           360           357          360          357          5.478          3.000
    676,085.89        6.187          5.687           360           357          360          357          6.025          3.000
  2,895,973.74        7.023          6.523           360           357          360          357          6.441          3.000
 14,927,369.36        7.314          6.814           360           357          360          357          6.211          3.000
  2,086,895.44        7.017          6.517           360           357          360          357          6.149          3.000
    790,885.27        7.060          6.560           360           357          360          357          5.875          3.000
  1,227,764.15        7.161          6.661           360           357          360          357          6.774          3.000
 36,677,171.53        7.007          6.507           360           357          360          357          6.054          3.027
    295,654.72        7.635          7.135           360           357          360          357          5.937          3.000
    288,682.44        8.990          8.490           360           358          360          358          7.375          1.000
     74,873.62        6.875          6.375           360           358          360          358          6.125          1.000
--------------
311,895,121.05

                                                               RATE                                           ORIGINAL
                                                              CHANGE          MONTHS                         MONTHS TO
    CURRENT        PERIODIC     MAXIMUM         MINIMUM      FREQUENCY    UNTIL NEX RATE          ARM      PREPAY PENALTY
  BALANCE ($)       CAP (%)     RATE (%)        RATE (%)    (IN MONTHS)     ADJUSTMENT           INDEX       EXPIRATION
---------------    ---------    --------        --------    -----------   --------------         -----     --------------
 34,918,725.67     1.000         14.433          7.928           6             21               LIBOR6M          0
 15,899,775.09     1.000         13.895          7.406           6             21               LIBOR6M          12
193,816,303.31     1.006         14.113          7.614           6             21               LIBOR6M          24
  3,149,709.18     1.043         14.803          8.303           6             23               LIBOR6M          36
    432,675.81     1.000         14.035          7.535           6             21               LIBOR6M          60
     63,980.07     1.000         16.000          9.250           6             29               LIBOR6M          36
  3,672,595.76     1.000         13.324          6.829           6             33               LIBOR6M          0
    676,085.89     1.000         12.687          6.187           6             33               LIBOR6M          12
  2,895,973.74     1.000         13.523          7.023           6             33               LIBOR6M          24
 14,927,369.36     1.000         13.818          7.314           6             33               LIBOR6M          36
  2,086,895.44     1.000         13.388          7.017           6             57               LIBOR6M          0
    790,885.27     1.000         13.560          7.060           6             57               LIBOR6M          12
  1,227,764.15     1.000         13.661          7.161           6             57               LIBOR6M          24
 36,677,171.53     1.000         13.507          7.007           6             57               LIBOR6M          36
    295,654.72     1.000         13.657          7.635           6             57               LIBOR6M          60
    288,682.44     1.000         15.490          8.990           6             4                LIBOR6M          0
     74,873.62     1.000         13.375          6.875           6             4                LIBOR6M          36
--------------
311,895,121.05

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                          ONE MONTH LIBOR CAP TABLE(3)

 BEGINNING      ENDING       1ML SET       PAYMENT        NOTIONAL          1ML STRIKE (1)       1ML STRIKE (2)
  ACCRUAL      ACCRUAL        DATE          DATE         BALANCE ($)       LOWER COLLAR (%)     UPPER COLLAR (%)
----------     -------      --------      --------      --------------     ----------------     ----------------
  03/28/03     04/25/03     03/26/03      04/23/03      756,897,316.33           7.635                8.850
  04/25/03     05/25/03     04/23/03      05/23/03      739,096,096.50           7.109                8.850
  05/25/03     06/25/03     05/23/03      06/23/03      721,474,628.74           6.875                8.850
  06/25/03     07/25/03     06/23/03      07/23/03      704,022,074.89           7.127                8.850
  07/25/03     08/25/03     07/23/03      08/23/03      686,729,421.22           6.894                8.850
  08/25/03     09/25/03     08/23/03      09/23/03      669,589,451.56           6.902                8.850
  09/25/03     10/25/03     09/23/03      10/23/03      652,596,599.08           7.154                8.850
  10/25/03     11/25/03     10/23/03      11/23/03      635,752,121.11           6.918                8.850
  11/25/03     12/25/03     11/23/03      12/23/03      619,333,344.82           7.171                8.850
  12/25/03     01/25/04     12/23/03      01/23/04      603,343,355.32           6.935                8.850
  01/25/04     02/25/04     01/23/04      02/23/04      587,770,875.41           6.945                8.850
  02/25/04     03/25/04     02/23/04      03/23/04      572,604,931.07           7.460                8.850
  03/25/04     04/25/04     03/23/04      04/23/04      557,834,732.90           6.962                8.850
  04/25/04     05/25/04     04/23/04      05/23/04      543,449,849.30           7.217                8.850
  05/25/04     06/25/04     05/23/04      06/23/04      529,440,125.85           6.981                8.850
  06/25/04     07/25/04     06/23/04      07/23/04      515,795,677.84           7.237                8.850
  07/25/04     08/25/04     07/23/04      08/23/04      502,506,906.96           7.001                8.850
  08/25/04     09/25/04     08/23/04      09/23/04      489,564,472.21           7.011                8.850
  09/25/04     10/25/04     09/23/04      10/23/04      476,959,202.48           7.269                8.850
  10/25/04     11/25/04     10/23/04      11/23/04      464,682,222.04           7.032                8.850
  11/25/04     12/25/04     11/23/04      12/23/04      452,724,890.73           7.290                8.850
  12/25/04     01/25/05     12/23/04      01/23/05      441,078,797.70           7.945                8.850
  01/25/05     02/25/05     01/23/05      02/23/05      429,788,978.66           7.978                8.850
  02/25/05     03/25/05     02/23/05      03/23/05      418,792,760.61           8.894                8.894
  03/25/05     04/25/05     03/23/05      04/23/05      408,081,465.06           8.005                8.850
  04/25/05     05/25/05     04/23/05      05/23/05      397,647,322.83           8.297                8.850
  05/25/05     06/25/05     05/23/05      06/23/05      387,483,082.07           8.028                8.850
  06/25/05     07/25/05     06/23/05      07/23/05      377,581,682.40           8.929                8.929
  07/25/05     08/25/05     07/23/05      08/23/05      367,961,097.75           8.654                8.850
  08/25/05     09/25/05     08/23/05      09/23/05      358,589,138.58           8.671                8.850
  09/25/05     10/25/05     09/23/05      10/23/05      349,458,869.63           8.986                8.986
  10/25/05     11/25/05     10/23/05      11/23/05      340,563,816.21           8.696                8.850
  11/25/05     12/25/05     11/23/05      12/23/05      331,897,847.15           9.013                9.013

(1)   Bought 1ML Cap at strike schedule

(2) Sold 1ML Cap at the maximum of 8.85% or its respective lower collar 1ML strike

(3)   Assumes 3/28/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                   HYPOTHETICAL AVAILABLE FUNDS CAP TABLE (4)

                 AVAILABLE   AVAILABLE
PAYMENT          FUNDS CAP   FUNDS CAP
 DATE           (%) (1)(2)   (%) (1)(3)
--------        ----------   ----------
 4/25/03           8.035         8.035
 5/25/03           7.509         9.295
 6/25/03           7.275         9.304
 7/25/03           7.527         9.298
 8/25/03           7.293         9.305
 9/25/03           7.302         9.307
10/25/03           7.553         9.301
11/25/03           7.318         9.310
12/25/03           7.570         9.303
 1/25/04           7.334         9.312
 2/25/04           7.343         9.313
 3/25/04           7.858         9.298
 4/25/04           7.360         9.316
 5/25/04           7.615         9.309
 6/25/04           7.379         9.319
 7/25/04           7.634         9.311
 8/25/04           7.398         9.323
 9/25/04           7.408         9.324
10/25/04           7.665         9.315
11/25/04           7.428         9.327
12/25/04           7.687         9.319
 1/25/05           7.450         9.291
 2/25/05           7.461         9.290
 3/25/05           8.273         9.294
 4/25/05           7.484         9.291
 5/25/05           7.746         9.277
 6/25/05           7.509         9.292
 7/25/05           7.772         9.329
 8/25/05           7.534         9.261
 9/25/05           7.548         9.260
10/25/05           7.813         9.386
11/25/05           7.575         9.259
12/25/05           7.842         9.413
 1/25/06           7.611         9.857
 2/25/06           7.626         9.901
 3/25/06           8.460        10.982
 4/25/06           7.657         9.934
 5/25/06           7.803        10.120
 6/25/06           7.554         9.791
 7/25/06           7.809        10.756
 8/25/06           7.559        10.424
 9/25/06           7.562        10.425
10/25/06           7.817        10.768
11/25/06           7.567        10.417
12/25/06           7.822        10.760
 1/25/07           7.573        11.021
 2/25/07           7.575        11.034
 3/25/07           8.390        12.215
 4/25/07           7.581        11.027
 5/25/07           7.836        11.389
 6/25/07           7.586        11.017
 7/25/07           7.842        11.975
 8/25/07           7.591        11.600
 9/25/07           7.594        11.596
10/25/07           7.850        11.976
11/25/07           7.600        11.583
12/25/07           7.856        11.962
 1/25/08           7.630        11.854
 2/25/08           7.633        11.849
 3/25/08           8.162        12.658
 4/25/08           7.638        11.833
 5/25/08           7.896        12.219
 6/25/08           7.644        11.817
 7/25/08           7.902        12.291
 8/25/08           7.649        11.886
 9/25/08           7.652        11.878
10/25/08           7.910        12.266
11/25/08           7.658        11.862
12/25/08           7.916        12.248
 1/25/09           7.664        11.929
 2/25/09           7.667        11.921
 3/25/09           8.491        13.188
 4/25/09           7.672        11.903
 5/25/09           7.931        12.291
 6/25/09           7.678        11.886
 7/25/09           7.937        12.359
 8/25/09           7.684        11.951
 9/25/09           7.687        11.943
10/25/09           7.947        12.331
11/25/09           7.693        11.925
12/25/09           7.953        12.313
 1/25/10           7.699        11.946
 2/25/10           7.702        11.937
 3/25/10           8.531        13.206
 4/25/10           7.708        11.919
 5/25/10           7.968        12.307
 6/25/10           7.714        11.901
 7/25/10           7.975        12.288
 8/25/10           7.721        11.883
 9/25/10           7.724        11.873
10/25/10              --        12.260
11/25/10              --            --
12/25/10              --            --

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.3000% and 1.2675%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.3000% and 1.2675%, respectively, for the first period and both increase to 20.0000% for each period thereafter. Includes proceeds from 1ML Cap.

(4)   Assumes 3/28/03 settlement date

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

PREPAYMENT SPEED            0%                   80%                  100%                   150%                 200%
----------------     ---------------       ---------------       ---------------       ---------------       ---------------
A-1
 100.00000 PRICE            40                   40                    40                     40                    40
WAL (YEARS)               17.56                 3.20                  2.49                   1.34                  0.89
PRINCIPAL WINDOW     Apr 03 - Aug 31       Apr 03 - Sep 12       Apr 03 - Sep 10       Apr 03 - Nov 07       Apr 03 - Jul 05
A-2
 100.00000 PRICE            35                   35                    35                     35                    35
WAL (YEARS)               18.16                 3.14                  2.44                   1.31                  0.87
PRINCIPAL WINDOW     Apr 03 - Aug 31       Apr 03 - Sep 12       Apr 03 - Sep 10       Apr 03 - Nov 07       Apr 03 - Jul 05
M-1
 100.00000 PRICE            85                   85                    85                     85                    85
WAL (YEARS)               25.66                 6.17                  5.05                   4.52                  2.62
PRINCIPAL WINDOW     Jan 24 - Aug 31       Apr 06 - Sep 12       Jul 06 - Sep 10       Mar 07 - Nov 07       Jul 05 - Mar 06
M-2
 100.00000 PRICE           190                   190                   190                   190                   190
WAL (YEARS)               25.66                 6.17                  4.99                   3.95                  3.22
PRINCIPAL WINDOW     Jan 24 - Aug 31       Apr 06 - Sep 12       May 06 - Sep 10       Aug 06 - Nov 07       Mar 06 - Jun 06
B-1
 100.00000 PRICE           275                   275                   275                   275                   275
WAL (YEARS)               25.66                 6.17                  4.97                   3.72                  3.24
PRINCIPAL WINDOW     Jan 24 - Aug 31       Apr 06 - Sep 12       Apr 06 - Sep 10       Jun 06 - Nov 07       Jun 06 - Jun 06
B-2
 95.65743 PRICE            329                   383                   400                   431                   445
WAL (YEARS)               25.66                 6.17                  4.95                   3.64                  3.24
PRINCIPAL WINDOW     Jan 24 - Aug 31       Apr 06 - Sep 12       Apr 06 - Sep 10       May 06 - Nov 07       Jun 06 - Jun 06

(1)   Assumes 3/28/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2003-WMC2

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

PREPAYMENT SPEED         0%                     80%                   100%                  150%                   200%
----------------   ---------------        ---------------       ---------------        ---------------       ---------------
A-1
 100.00000 PRICE         40                     43                     43                    44                     40
WAL (YEARS)             17.60                  3.48                   2.73                  1.50                   0.89
PRINCIPAL WINDOW   Apr 03 - Oct 32        Apr 03 - Apr 23       Apr 03 - Jul 19        Apr 03 - Jun 14       Apr 03 - Jul 05
A-2
 100.00000 PRICE         35                     37                     37                    38                     35
WAL (YEARS)             18.23                  3.38                   2.65                  1.42                   0.87
PRINCIPAL WINDOW   Apr 03 - Dec 32        Apr 03 - Sep 22       Apr 03 - Apr 19        Apr 03 - Aug 13       Apr 03 - Jul 05
M-1
 100.00000 PRICE         85                     88                     89                    90                     85
WAL (YEARS)             25.79                  6.79                   5.59                  5.10                   2.62
PRINCIPAL WINDOW   Jan 24 - Oct 32        Apr 06 - Oct 19       Jul 06 - May 17        Mar 07 - Apr 12       Jul 05 - Mar 06
M-2
 100.00000 PRICE         190                    196                   197                    196                   223
WAL (YEARS)             25.79                  6.73                   5.46                  4.26                   5.11
PRINCIPAL WINDOW   Jan 24 - Sep 32        Apr 06 - Jan 18       May 06 - Oct 15        Aug 06 - Mar 11       Mar 06 - Jan 11
B-1
 100.00000 PRICE         275                    281                   282                    282                   295
WAL (YEARS)             25.77                  6.58                   5.30                  3.94                   3.84
PRINCIPAL WINDOW   Jan 24 - Jun 32        Apr 06 - Jul 16       Apr 06 - Oct 13        Jun 06 - Dec 09       Oct 06 - Nov 07
B-2
 95.65743 PRICE          329                    384                   401                    431                   445
WAL (YEARS)             25.71                  6.34                   5.09                  3.73                   3.45
PRINCIPAL WINDOW   Jan 24 - Feb 32        Apr 06 - Jul 14       Apr 06 - Mar 12        May 06 - Nov 08       Jul 06 - Feb 07

(1)   Assumes 3/28/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.